Sentinel Advantage Variable Annuity
P R O S P E C T U S
Dated May 1, 2020
National Life Insurance Company ● Home Office: One National Life Drive, Montpelier, Vermont 05604 ● 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). This contract is not available to new purchasers.

We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts.  The Variable Account is divided into Subaccounts.  Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) listed below:

Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AB Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Growth and Income	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra VP Value

BNY Mellon VIF	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company
BNY Mellon VIF Appreciation VIF Opportunistic Small Cap Sustainable U.S. Equity Portfolio	Deutsche Investments VIT Funds CROCI U.S. VIP Small Cap Index VIP Small Mid Cap Value VIP
Fidelity® Variable Insurance Products
VIP Contrafund®
VIP Equity-Income
VIP Government Money Market
VIP Growth
VIP High Income
VIP Index 500
VIP Investment Grade Bond
VIP Mid Cap
VIP Overseas
VIP Value Strategies

Franklin Templeton Investments	Invesco Advisers, Inc.	J.P. Morgan Investment Management, Inc.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP
Franklin Mutual Global Discovery VIP
Franklin Mutual Shares Securities VIP
Franklin Small Cap Value VIP
Franklin Small-Mid Cap Growth VIP
Franklin U.S. Government VIP
Templeton Foreign Securities VIP

Invesco Variable Insurance Funds
V.I Health Care
V.I. Discovery Mid Cap*
V.I. Technology

Invesco Oppenheimer Variable Account Funds
Conservative Balanced/VA
Global Strategic Income /VA
Main Street Small Cap/VA
JPMorgan Insurance Trust Small Cap Core

Neuberger Berman Investment Advisers, LLC	Touchstone Advisors, Inc.	T. Rowe Price Equity Series, Inc.
Neuberger Berman Advisers Mgmt. Trust MidCap Growth- Class I MidCap Growth- Class S Short Duration Bond Sustainable Equity	Touchstone Variable Strategic Trust TVST Balanced TVST Bond TVST Common Stock TVST Small Company	Blue Chip Growth Equity Income Health Sciences Moderate Allocation

Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
VanEck VIP Trust Emerging Markets Global Hard Assets Unconstrained Emerging Markets Bond	Wells Fargo Variable Trust Discovery Fund Opportunity Fund
*(formerly the Oppenheimer V.I. Mid Cap Growth Fund Portfolio)

This prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2020 containing further information about the Contracts and the

Variable Account is filed with the SEC. You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to our Home Office.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2020, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by visiting our website at www.nationallife.com .

You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports. You may make the request by calling us at 800-732-8939 or by sending a written request to our home office at One National Life Drive, Montpelier VT 05602. You may also submit your request to receive paper copies of the shareholder reports to your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

SUMMARY

This summary provides a brief description of some of the features and charges of the Contract.  You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract.  Please keep the Contract and its riders or endorsements, if any, together with the application.  Together they are the entire agreement between you and us.  For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs).  We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts.  Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested.  You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account.  The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives.  You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account.  The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account.  Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time.  If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select.  If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments.  If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100.  In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

What Happens if an Owner Dies Before Annuitization?

For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value).  If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of the Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.  For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below).  A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below).  You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”).  We do not deduct a sales charge from Premium Payments.  However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment.  We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee.  We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge.  We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Charge for Optional Enhanced Death Benefit Rider.  If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see “Charge for Optional Enhanced Death Benefit Rider,” below).

Premium Taxes.  If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax.  Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year.  However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses.  Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts.  (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied.  If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners.  Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the underlying Funds.  To protect Owners and underlying Funds from such effects, we have developed procedures to detect and deter market timing and disruptive trading.   See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?

For general information regarding the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures.  Call or write to us at our Home Office as defined in the Glossary.  All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

Optional Rider Expenses

Annual Charge for Optional Enhanced Death Benefit Rider	0.20% of Contract Value at the time of election

(1)
States may assess premium taxes on premiums paid under the Contract.  Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment.  National Life currently intends to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender.  See “Premium Taxes,” below.
(2)
The CDSC declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years.  Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary.  In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC.  Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans.  This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative.  That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, New Jersey and the State of Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply.  After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.  See “Contingent Deferred Sales Charge,” below.
(3)
We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year.  However, no such charge is currently applied.
(4)
The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).
(5)
The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000.  The fee is not assessed on Contract Anniversaries after the Annuitization Date.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2019.  The expenses of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.  The annual expenses as of December 31, 2019 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.40%

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses
Alger
Capital Appreciation Portfolio - Class O Shares	0.81	-	0.13	-	0.94	-	0.94
Large Cap Growth Portfolio - Class O Shares	0.71	-	0.18	0.02	0.91	0.02[1]	0.89
Small Cap Growth Portfolio - Class O Shares	0.81	-	0.17	-	0.98	-	0.98
AB VPS Fund, Inc.
International Growth Portfolio - Class A Shares	0.75	-	0.66	-	1.41	0.05[2]	1.36
International Value Portfolio - Class A Shares	0.75	-	0.15	-	0.90	-	0.90
Small/Mid Cap Value Portfolio - Class A Shares	0.75	-	0.08	-	0.83	0.01[3]	0.82
Growth and Income Portfolio (formerly Value Portfolio)- Class A Shares	0.55	-	0.07	0.01	0.63	0.01	0.62
American Century VP
Income & Growth Fund - Class I	0.70	-	-	-	0.70	-	0.70
Inflation Protection Fund - Class I	0.46	-	0.01	-	0.47	-	0.47
International Fund - Class I	1.36	-	0.01	-	1.37	0.37[4]	1.05
Ultra® Fund - Class I	1.00	-	0.01	-	1.01	0.20[5]	0.81
Value Fund - Class I	0.97	-	0.01	-	0.98	0.22[6]	0.76
BNY Mellon
VIF Appreciation Portfolio - Initial Shares	0.75	-	0.06	-	0.81	-	0.81
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75	-	0.09	-	0.84	-	0.84
Sustainable U.S. Equity Fund - Initial Shares	0.60	-	0.08	-	0.68	-	0.68
Deutsche Variable Series II
Deutsche CROCI U.S. VIP - Class B shares	0.65	0.25	0.26	-	1.16	0.16[7]	1.00
Deutsche Small Mid Cap Value VIP - Class B shares	0.65	0.25	0.35	-	1.25	0.06[8]	1.19
DWS VIT Funds
Small Cap Index VIP - Class A Shares	0.35	0.25	0.21	-	0.81	0.14[9]	0.67
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.54	-	0.07	-	0.61	-	0.61
Equity-Income Portfolio - Initial Class	0.44	-	0.09	-	0.53	-	0.53
Government Money Market Portfolio - Service Class	0.17	0.10	0.09	-	0.36	-	0.36
Growth Portfolio - Initial Class	0.54	-	0.09	-	0.63	-	0.63
High Income Portfolio - Initial Class	0.55	-	0.12	-	0.67	-	0.67
Index 500 Portfolio - Initial Class	0.045	-	0.055	-	0.10	-	0.10
Investment Grade Bond Portfolio - Initial Class	0.30	-	0.10		0.40	-	0.40
Mid Cap Portfolio - Initial Class	0.54	-	0.08	-	0.62	-	0.62
Overseas Portfolio - Initial Class	0.66	-	0.13	-	0.79	-	0.79
Value Strategies Portfolio - Initial Class	0.54	-	0.12	-	0.66	-	0.66
Franklin Templeton
Franklin Global Real Estate Securities- Class 2	1.05	0.25	0.09	-	1.39	0.14[10]	1.25
Franklin Mutual Global Discovery VIP Fund - Class 1	0.88	-	0.06	0.01	0.95	-	0.95
Franklin Mutual Shares VIP Fund - Class 2	0.68	0.25	0.03	-	0.96	-	0.96
Franklin Small Cap Value VIP Fund - Class 2	0.64	0.25	0.03	0.01	0.93	-	0.93
Franklin Small-Mid Cap Growth VIP Fund - Class 2	0.80	0.25	0.04	0.01	1.10	0.01[11]	1.09
Franklin U.S. Government Securities VIP Fund - Class 1	0.47	-	0.03	-	0.50	-	0.50
Templeton Foreign VIP Fund - Class 2	0.80	0.25	0.05	0.02	1.12	0.02[12]	1.10
Invesco Oppenheimer
Health Care Fund- Series I	0.75	-	0.22	-	0.97	-	0.97
Discovery Mid Cap Growth Fund - Series I	0.70	-	0.17	-	0.87	0.07[13]	0.80
Technology Fund- Series I	0.75	-	0.24	-	0.99	-	0.99
Conservative Balanced Fund/VA – Series II	0.74	0.25	0.26	-	1.25	0.33[14]	0.92
Global Strategic Income Fund/VA – Series II	0.62	0.25	0.20	0.04	1.11	0.04[15]	1.07
Main Street Small Cap Fund/VA® - Series II	0.68	0.25	0.18	-	1.11	0.06[16]	1.05
JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1	0.65	-	0.19	0.01	0.85	0.01[17]	0.84
Neuberger Berman AMT
Mid Cap Growth Portfolio - I Class	0.84	-	0.09	-	0.93	-	0.93
Mid Cap Growth Portfolio - S Class	0.84	0.25	0.09	-	1.18	0.07[18]	1.11
Short Duration Bond Portfolio - I Class	0.57	-	0.23	-	0.80	-	0.80
Sustainable Equity Portfolio - I Class	0.83	-	0.10	-	0.93	-	0.93
Touchstone Variable Series Trust
TVST Balanced Fund	0.55		0.93	0.01	1.49	0.63[19]	0.86
TVST Bond Fund	0.40	-	0.54	0.02	0.96	0.27[20]	0.69
TVST Common Stock Fund	0.50	-	0.32	-	0.82	0.09[21]	0.73
TVST Small Company Fund	0.50	-	0.35	0.01	0.86	0.09[22]	0.77
T. Rowe Price
Blue Chip Growth Portfolio - Class II	0.85	0.25	-	-	1.10	0.10[23]	1.00
Equity Income Portfolio - Class II	0.85	0.25	-	-	1.10	0.11[24]	0.99
Health Sciences Portfolio - Class II	0.95	0.25	-	-	1.20	0.01[25]	1.19
Moderate Allocation Portfolio - Class I	0.90	-	-	0.13	1.03	0.18[26]	0.85
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00	-	0.26	-	1.26	-	1.26
Global Hard Assets Fund - Initial Class	1.00	-	0.15	-	1.15	-	1.15
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00	-	0.92	-	1.92	0.82	1.10
Wells Fargo Advantage VT
Discovery Fund- Class II	0.75	0.25	0.16	0.01	1.17	0.01[27]	1.16
Opportunity Fund- Class II	0.70	0.25	0.15	-	1.10	0.10[28]	1.00

___________________________

1 Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive its advisory fee in an amount equal to the advisory fees earned on the Portfolio’s investment in an affiliated investment company (in the amount of .02% for the last fiscal year). This commitment will remain in effect for the life of this investment, can only be amended or terminated by agreement of the Trust’s Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and the Manager.

2 The Adviser has contractually agreed to waive its management fee and/or to bear expenses of the Portfolio in order to reduce total Portfolio operating expenses, on an annualized basis, by .05% of the Portfolio’s average daily net assets. The fee waiver and/or expense reimbursement agreement will remain in effect until May 1, 2021 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

3 In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until May 1, 2021 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

4 The advisor has agreed to waive 0.37 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

5 The advisor has agreed to waive 0.20 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

6 The advisor has agreed to waive 0.22 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

7 The Advisor has contractually agreed through April 30, 2021 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.00% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.

8 The Advisor has contractually agreed through April 30, 2021 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.19% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.

9 The Advisor has contractually agreed through April 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.67% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class B shares. This agreement may only be terminated with the consent of the fund’s Board.

10 The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

11 The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

12 The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

13 Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreements, they will terminate on May 31, 2021. During its terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

14 Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.67% and 0.92%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreements, they will terminate on May 31, 2021. During its terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

15 Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

16 Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreements, they will terminate on May 31, 2021. During its terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

17 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio's investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

18 Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.10% of average net assets. This undertaking lasts until 12/31/2023 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.10% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

19 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.85% of average daily net assets. This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

20 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.67% average daily net assets for Class I. This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

21 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.73% of average daily net assets for Class I This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

22 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.76% of average daily net assets. This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

23 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.75% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

24 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.74% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

25 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.94% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

26 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.85% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund. T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fee paid by each underlying T. Rowe Price Fund related to the fund’s investment therein. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

27 The Manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

28 The Manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date , the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Contracts, see “Distribution of the Contracts.”

Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.  The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the Funds apply as of December 31, 2019, and that you elected the Optional Enhanced Death Benefit Rider.  The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
1,020.62	1,478.44	1,959.02	3,465.24

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year [1]	3 Years	5 Years	10 Years
320.62	978.44	1,659.02	3,465.24

1 The Contract may not be annuitized in the first two years from the Date of Issue.

(in dollars)

The following table sets forth for each of the last ten years or since inception if less for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
Alger American LargeCap Growth	14.63	16.09	861,743.94	15.50	14.61	141,290.03
Alger American SmallCap Growth	12.64	15.30	168,009.27	15.05	14.77	401,299.59
Fidelity VIP Fund-Equity Income	13.33	14.83	487,391.26	14.74	14.39	390,409.02
Fidelity VIP Fund-Growth	12.09	14.57	467,591.54	13.37	13.67	373,467.07
Fidelity VIP Fund-High Income	11.91	13.33	422,510.03	14.05	11.38	378,021.81
Fidelity VIP Fund-Overseas	12.77	13.93	432,555.63	23.11	21.96	419,114.10
Fidelity VIP Fund -Contrafund®	20.14	22.85	508,636.87	14.67	14.60	706,162.05
Fidelity VIP Fund -Index 500	12.99	14.51	823,067.78	22.24	21.78	122,589.41
Wells Fargo VT Discovery	20.36	24.54	150,645.79	24.83	22.86	115,456.54
Wells Fargo VT Opportunity	16.80	21.99	145,373.36

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/30/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/30/13
Alger Large Cap Growth	16.14	17.13	706,735.21	17.53	22.82	563,177.80
Alger Small Cap Growth	14.73	16.20	100,880.01	16.66	21.45	91,210.64
Fidelity VIP Fund-Equity Income	15.00	13.47	331,836.75	17.47	21.59	284,658.40
Fidelity VIP Fund-Growth	14.57	16.28	324,333.16	16.69	21.89	275,136.20
Fidelity VIP Fund-High Income	13.75	15.40	296,715.03	15.45	16.09	263,773
Fidelity VIP Fund-Overseas	11.74	13.54	311,955.22	13.75	17.42	271,181.60
Fidelity VIP Fund -Contrafund®	22.28	25.21	340,635.22	25.89	32.64	294,402.50
Fidelity VIP Fund -Index 500	14.82	16.69	579,576.49	17.11	21.76	490,085.90
Wells Fargo VT Discovery	22.90	25.28	107,645.75	25.94	35.85	86,131.04
Wells Fargo VT Opportunity	23.17	26.04	102,617.78	26.57	33.56	87,059.82

Subaccount	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/30/15	Accumulation Unit Value at 1/4/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/30/16
Alger Large Cap Growth	24.94	25.05	350,836.43	24.57	24.50	321,452.02
Alger Small Cap Growth	21.16	20.26	72,727.99	19.71	21.23	58,092.98
Fidelity VIP Fund-Equity Income	23.15	21.92	230,943.86	21.67	25.51	204,739.41
Fidelity VIP Fund-Growth	23.99	25.39	199,115.80	24.85	25.24	179,839.94
Fidelity VIP Fund-High Income	16.05	15.26	210,409.70	15.22	17.24	183,893.04
Fidelity VIP Fund-Overseas	15.73	16.14	218,798.90	15.82	15.11	192,807.81
Fidelity VIP Fund -Contrafund®	36.00	35.78	232,699.39	35.19	38.11	197,89864
Fidelity VIP Fund -Index 500	24.37	24.36	431,509.47	23.99	26.87	406,256.57
Wells Fargo VT Discovery	35.39	34.48	74,617.28	33.80	36.60	62,806.72
Wells Fargo VT Opportunity	36.46	34.93	67,928.88	34.49	38.66	56,567.26

Subaccount	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/29/17	Number of Accumulation Units Outstanding at 12/29/17	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18
Alger Large Cap Growth	24.82	31.04	283,067.07	31.44	31.28	235,815.91
Alger Small Cap Growth	21.37	26.95	47,820.00	27.12	26.96	40,215.14
Fidelity VIP Fund-Equity Income	25.73	28.40	183,949.59	28.59	25.69	163,481.86
Fidelity VIP Fund-Growth	25.45	33.64	166,043.47	33.99	33.11	153,508.95
Fidelity VIP Fund-High Income	17.27	18.18	155,334.35	18.25	17.34	140,803.92
Fidelity VIP Fund-Overseas	15.17	19.42	162,997.72	19.48	16.31	148,019.53
Fidelity VIP Fund -Contrafund®	38.47	45.80	173,336.64	46.30	42.29	151,144.83
Fidelity VIP Fund -Index 500	27.10	32.26	359,404.50	32.52	30.38	329,354.43

Wells Fargo VT Discovery	36.71	46.61	55,211.20	47.00	42.72	48,163.91
Wells Fargo VT Opportunity	39.05	45.92	55,211.20	46.32	42.05	46,814.88

Subaccount	Accumulation Unit Value at 1/4/19	Accumulation Unit Value at 12/31/19	Number of Accumulation Units Outstanding at 12/31/19
Alger American LargeCap Growth	31.13	39.32	200,923.49
Alger American SmallCap Growth	26.58	34.38	33,979.85
Fidelity VIP Fund-Equity Income	25.72	32.28	148,335.88
Fidelity VIP Fund-Growth	33.13	43.86	137,706.36
Fidelity VIP Fund-High Income	17.38	19.69	122,933.81
Fidelity VIP Fund-Overseas	16.19	20.55	121,834.60
Fidelity VIP Fund -Contrafund®	42.27	54.87	131,695.30
Fidelity VIP Fund -Index 500	30.42	39.35	305,444.79
Wells Fargo VT Discovery	42.55	58.57	40,438.82
Wells Fargo VT Opportunity	42.12	54.51	42,039.07

The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
American Century VP Income & Growth	10.28	11.41	246,646.92	11.52	11.60	209,996.35
American Century VP Value	16.01	17.64	362,721.24	17.82	17.58	277,560.28
JPMorgan Insurance Trust Small Cap Core	10.71	12.78	59,067.21	16.35	15.05	35,655.24
Neuberger Berman Sustainable Equity	8.23	12.05	155,553.56	13.93	12.02	116,413.78

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
American Century VP Income & Growth	11.77	13.13	158,183.96	13.43	17.58	138,806.00
American Century VP Value	17.85	19.86	222,379.03	20.31	25.80	190,847.00
JPMorgan Small Cap Core	15.29	17.77	30,947.09	13.26	24.93	29,912.60
Neuberger Berman Sustainable Equity	12.25	13.82	90,753.31	13.30	17.87	79,603.68

Subaccount	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
American Century VP Income & Growth	17.41	19.51	120,194.70	19.51	18.16	114,223.33
American Century VP Value	25.55	28.77	159,512.97	28.80	27.27	141,503.08
JPMorgan Small Cap Core	14.27	26.94	27,633.89	26.84	25.17	27,255.65
Neuberger Berman Sustainable Equity	24.68	19.36	65,297.78	19.34	16.84	59,651.72

Subaccount	Accumulation Unit Value at 1/4/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/29/17	Number of Accumulation Units Outstanding at 12/29/17
American Century VP Income & Growth	17.92	20.32	98,990.83	20.51	24.15	93,220.08
American Century VP Value	26.99	32.40	120,387.91	32.67	34.75	90,566.09
JPMorgan Small Cap Core	24.55	29.84	23,632.73	29.98	33.91	21,392.01
Neuberger Berman Sustainable Equity	16.72	21.15	52,085.15	21.36	23.65	49,670.90

Subaccount	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18
American Century VP Income & Growth	24.35	22.18	88,447.63
American Century VP Value	35.05	31.13	80,836.05
JPMorgan Small Cap Core	34.27	29.45	19,919.86

Neuberger Berman Sustainable Equity	23.73	23.08	41,591.31

Subaccount	Accumulation Unit Value at 1/4/19	Accumulation Unit Value at 12/31/19	Number of Accumulation Units Outstanding at 12/31/19
American Century VP Income & Growth	22.25	27.11	78,431.48
American Century VP Value	31.34	39.00	66,424.45
JPMorgan Insurance Trust Small Cap Core	29.64	19.61	17,962.99
Neuberger Berman Sustainable Equity	27.81	34.63	33,201.90

The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/4/11	Accumulation Unit Value at 12/31/11	Number of Accumulation Units Outstanding at 12/31/11
Alger American Capital Appreciation	11.05	12.16	193,953.16		11.95	172,315.52
Dreyfus Socially Responsible Growth Fund, Inc.	7.04	7.87	53,666.43		7.83	44,826.97
Fidelity VIP Fund Investment Grade Bond	14.75	15.65	681,909.88		16.56	683,051.81
Invesco V.I Mid Cap Growth	9.92	10.20
Invesco V.I Global Health Care	4.19	4.94	189,817.60		10.46	154,939.91
Invesco V.I Technology	11.05	12.16	278,272.43		4.63	222,342.60

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
Alger American Capital Appreciation	12.15	13.95	122,024.76	14.31	18.59	119,939.60
Dreyfus Socially Responsible Growth Fund, Inc.	7.96	8.64	37,515.58	8.86	11.45	39,806.11
Fidelity VIP Fund Investment Grade Bond	16.55	17.30	593,921.27	17.27	16.75	502,912.40
Invesco V.I Mid Cap Growth
Invesco V.I Global Health Care	10.65	12.47	126,142.60	12.69	17.28	119,888.50
Invesco V.I Technology	4.68	5.08	154,613.37	5.26	6.26	146,880.00

Subaccount	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
Alger American Capital Appreciation	11.33	20.86	112,315.35	20.84	21.84	104,425.56
Dreyfus Socially Responsible Growth Fund, Inc.	17.68	12.81	37,096.23	12.82	12.23	33,305.15
Fidelity VIP Fund Investment Grade Bond	17.21	17.49	404,497.18	17.53	17.14	349,865.24
Invesco V.I Mid Cap Growth				14.06	14.06	49,996.20
Invesco V.I Global Health Care	6.20	20.40	112,112.85	20.44	20.75	100,481.08
Invesco V.I Technology	18.44	6.86	152,148.24	6.86	7.23	152,182.01

Subaccount	Accumulation Unit Value at 1/4/16	Accumulation Unit Value at 12/30/16	Number of Accumulation Units Outstanding at 12/30/16	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/31/17	Number of Accumulation Units Outstanding at 12/31/17
Alger American Capital Appreciation	21.47	21.65	96,337.00	21.86	27.99	85,760.22
Dreyfus Sustainable U.S. Equity Portfolio, Inc	12.05	13.31	29,864.15	13.42	15.14	17,413.30
Fidelity VIP Fund Investment Grade Bond	17.15	17.71	299,638.57	17.72	18.20	258,328.30
Invesco V.I Mid Cap Growth	13.79	13.97	44,501.81	14.11	16.87	36,711.83
Invesco V.I Global Health Care	20.32	18.12	88,324.56	18.39	20.70	75,306.55
Invesco V.I Technology	7.07	7.07	130,274.52	7.17	9.43	100,602.99

Subaccount	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18

Alger American Capital Appreciation	28.38	27.57	71,,868.47
Dreyfus Sustainable U.S. Equity Portfolio, Inc	15.33	14.28	14,830.39
Fidelity VIP Fund Investment Grade Bond	18.15	17.85	218,928.34
Invesco V.I Mid Cap Growth	16.96	15.71	24,967.46
Invesco V.I Health Care	20.98	20.59	69,428.74
Invesco V.I Technology	9.62	9.25	94,051.48

Subaccount	Accumulation Unit Value at 1/2/19	Accumulation Unit Value at 12/31/19	Number of Accumulation Units Outstanding at 12/13/19
Alger American Capital Appreciation	27.55	36.32	63,105.43
BNY Sustainable US Equity	14.25	18.92	13,482.44
Fidelity VIP Fund Investment Grade Bond	17.88	19.30	181,259.01
Invesco V.I Mid Cap Growth	15.61	20.81	19,658.19
Invesco V.I Global Health Care	20.42	26.91	65,371.93
Invesco V.I Technology	9.27	12.40	81,296.43

The following information is for Subaccounts which began operations on May 1, 2004.

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
American Century VP Ultra®	9.59	10.81	6,989.10	10.92	10.77	6,030.16
American Century VP International	13.34	14.52	652,356.05	14.67	12.59	520,318.72
American Century VP Inflation Protection	12.21	12.67	463,138.08	12.64	14.00	286,462.82
Dreyfus Appreciation	10.99	12.30	93,436.52	12.37	13.23	77,519.46
Dreyfus Opportunistic Small Cap	8.00	10.09	30,651.89	10.28	8.57	22,022.39
Dreyfus Quality Bond	11.86	12.65	110,255.68	12.65	13.35	153,808.86
Franklin Mutual Shares Securities	11.12	12.04	103,906.51	12.15	12.80	221,431.90
Franklin Small Cap Value Securities	12.31	15.21	51,192.43	15.46	14.44	38,831.59
Franklin Small-Mid Cap Growth Securities	10.86	13.45	41,519.93	13.60	12.62	38,016.81
Franklin Templeton Foreign Securities	13.85	14.52	254,859.44	14.65	12.80	221,431.90
Franklin Templeton Global Real Estate	9.37	11.22	103,318.95	11.35	10.44	107,686.16
Fidelity Mid Cap	15.25	19.01	440,731.77	19.16
Neuberger Berman Mid Cap Growth	13.00	16.29	47,158.34	16.45	16.14	41,076.90
Neuberger Berman Small Cap Growth	8.46	9.74	116,015.32	9.89	9.50	89,804.03
Neuberger Berman Short Duration Bond	10.11	10.49	1,157,937.19	10.49	10.38	915,467.34
DWS CROCI U.S. VIP	8.94	9.69	28,728.32	9.78	9.56	25,926.55
Deutsche Small Mid Cap Value	13.65	16.20	307,510.77	16.37	14.97	181,880.32
T. Rowe Price Equity Income Portfolio II	10.75	11.97	1,029,119.99	12.10	11.69	754,868.47
T. Rowe Price Blue Chip Growth Portfolio II	10.77	12.16	297,989.29	12.31	12.15	234,388.30
T. Rowe Price Health Sciences Portfolio II	13.18	14.76	87,932.93	14.97	16.07	74,895.39

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
American Century VP Ultra®	10.95	12.10	2,843.61	12.40	16.36	2171.37
American Century VP International	12.91	15.04	415,345.95	14.79	13.44	183,822.80
American Century VP Inflation Protection	13.98	14.85	236,597.50	14.75	17.20	45,407.09
Dreyfus Appreciation	13.39	14.40	61,589.56	10.50	14.93	25,359.91
Dreyfus Opportunistic Small Cap	8.71	10.19	25,767.79	1408	13.68	132,077.30
Dreyfus Quality Bond	13.34	14.09	141,478.27	13.48	16.75	60,002.31
Franklin Templeton Mutual Shares Securities	11.91	13.24	62,390.88	17.32	22.65	27,488.37
Franklin Templeton Small Cap Value Securities	14.70	16.86	32,319.86	14.13	18.79	19,748.97
Franklin Templeton Small-Mid Cap Growth Securities	12.96	13.80	24,519.49	15.13	18.01	142,661.90
Franklin Templeton Foreign Securities	13.14	14.92	176,601.85	14.46	13.24	88,158.95

Franklin Templeton Global Real Estate	10.56	13.12	95,314.18	19.46	25.49	184,336.00
Fidelity Mid Cap	16.27	18.97	214,798.39	18.34	23.40	30,993.32
Neuberger Berman Mid Cap Growth	16.23	17.90	31,324.27	10.47	14.66	52,535.92
Neuberger Berman Small Cap Growth	9.55	10.20	72,099.97	10.71	10.62	649,726.80
Neuberger Berman Short Duration Bond	10.37	10.70	773,755.80	10.57	13.29	24,718.38
DWS Large Cap Value	9.70	13.82	25,572.53	17.18	22.23	109,502.50
DWS Small Mid Cap Value	15.20	16.73	145,209.27	13.77	17.20	435,758.10
T. Rowe Price Equity Income Portfolio II	11.87	13.47	570,153.84	14.51	19.63	145,549.10
T. Rowe Price Blue Chip Growth Portfolio II	12.36	14.13	184,314.69	21.31	30.80	63,126.49
T. Rowe Price Health Sciences Portfolio II	16.22	20.76	63,633.94	21.31	17.20	435758.10

Subaccount	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
American Century VP Ultra®	16.78	17.74	2,116.13	17.70	18.60	2,566.51
American Century VP International	16.22	16.92	287,465.79	16.87	16.82	235,749.53
American Century VP Inflation Protection	16.78	13.73	138,329.77	13.81	13.23	115,988.83
Dreyfus Appreciation	17.94	18.34	30,709.49	18.29	17.64	25,244.02
Dreyfus Opportunistic Small Cap	13.48	14.96	24,454.39	14.81	14.42	25,647.32
Dreyfus Quality Bond	17.01	14.14	122,265.89	14.16	13.71	117,834.51
Franklin Templeton Mutual Shares Securities	13.69	17.69	58,555.73	17.64	16.59	53,860.93
Franklin Templeton Small Cap Value Securities	25.21	22.46	19,677.15	22.28	20.52	17,096.11
Franklin Templeton Small-Mid Cap Growth Securities	16.62	19.92	17,638.69	19.88	19.12	16,814.56
Franklin Templeton Foreign Securities	22.34	15.85	129,373.80	15.76	14.62	113,030.75
Franklin Templeton Global Real Estate	18.59	15.02	68,152.00	15.10	14.89	69,900.59
Fidelity Mid Cap	14.77	26.72	148,423.15	26.66	25.98	127,870.67
Neuberger Berman Mid Cap Growth	17.85	24.82	28,881.19	24.72	24.79	29,610.05
Neuberger Berman Small Cap Growth	13.19	14.96	40,811.58	14.86	9.58	48,381.17
Neuberger Berman Short Duration Bond	23.16	10.54	518,398.54	10.55	10.41	424,356.87
DWS Large Cap Value	18.28	14.46	23,599.58	14.46	13.24	22,802.67
DWS Small Mid Cap Value	14.49	23.04	87,100.38	22.93	22.22	67,210.25
T. Rowe Price Equity Income Portfolio II	10.62	18.16	352,465.38	18.16	16.64	281,582.16
T. Rowe Price Blue Chip Growth Portfolio II	21.95	21.07	102,405.15	21.06	23.02	97,695.95
T. Rowe Price Health Sciences Portfolio II	17.03	39.88	64,235.85	40.02	44.24	53,736.03

Subaccount	Accumulation Unit Value at 1/3/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/31/17	Number of Accumulation Units Outstanding at 12/31/17
American Century VP Ultra®	10.34	12.33	25,823.45	19.39	24.98	2,708.10
American Century VP International	15.68	18.10	617,151.45	15.72	20.28	188,553.32
American Century VP Inflation Protection	10.64	11.49	1,255,391.41	13.70	14.00	94,196.55
Dreyfus Appreciation	12.16	12.88	216,453.41	18.87	23.57	16,954.25
Dreyfus Opportunistic Small Cap	11.64	10.20	26,843.81	16.83	20.47	19,903.32
Dreyfus Quality Bond	10.86	11.05	111,744.60	13.75	14.15	100,454.58
Franklin Mutual Shares Securities	14.02	14.24	166,258.59	19.11	20.28	45,035.91
Franklin Small Cap Value Securities	14.80	14.30	92,809.05	26.48	28.74	14,169.43
Franklin Small-Mid Cap Growth Securities	12.09	13.30	26,565.33	19.79	23.52	15,317.64
Franklin Templeton Foreign Securities	15.10	17.09	774,545.98	15.58	17.78	92,434.57
Franklin Templeton Global Real Estate	17.91	14.10	162,047.67	14.76	16.09	53,933.42
Fidelity Mid Cap	15.78	18.05	296,830.63	29.00	34.26	106,237.78
Neuberger Berman Mid Cap Growth	14.65	17.65	83,823.04	9.88	12.09	38,122.62
Neuberger Berman Small Cap Growth	11.48	11.42	485,097.80
Neuberger Berman Short Duration Bond	10.26	10.59	1,735,213.41	10.39	10.34	385,517.59
Deutsche CROCI U.S. VIP	13.81	13.39	58,291.23	12.53	15.04	15,626.16
Deutsche Small Mid Cap Value	15.73	16.06	544,208.87	25.70	27.72	52,133.21
T. Rowe Price Equity Income Portfolio II	13.43	13.63	121,053.68	19.66	22.26	206,909.60
T. Rowe Price Blue Chip Growth Portfolio II	12.11	13.44	1,139,712.20	23.04	30.58	78,410.11
T. Rowe Price Health Sciences Portfolio II	12.30	14.35	97,259.18	39.32	48.90	42,426.53

Subaccount	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18
American Century VP Ultra®	25.28	24.82	2,511.25
American Century VP International	20.41	16.95	175,142.74
American Century VP Inflation Protection	13.95	13.45	80,537.48
Dreyfus Appreciation	23.72	21.65	16,661.30
Dreyfus Opportunistic Small Cap	20.67	16.33	18,008.53
Dreyfus Quality Bond	14.12	13.59	80,047.99
Franklin Mutual Shares Securities	20.44	18.19	42,601.26
Franklin Small Cap Value Securities	28.93	24.69	11,783.64
Franklin Small-Mid Cap Growth Securities	23.66	21.95	14,512.25
Franklin Templeton Foreign Securities	17.93	14.83	82,153.59
Franklin Templeton Global Real Estate	16.08	14.79	50,024.27
Fidelity Mid Cap	34.63	28.87	89,426.47
Neuberger Berman Mid Cap Growth	31.76	29.11	24,2463.07
Neuberger Berman Short Duration Bond	10.34	10.30	342,469.07
Deutsche CROCI U.S. VIP	15.10	13.24	14,990.52
Deutsche Small Mid Cap Value	27.85	22.87	45,432.60
T. Rowe Price Equity Income Portfolio II	22.42	19.82	178,787.68
T. Rowe Price Blue Chip Growth Portfolio II	31.01	30.65	71,599.90
T. Rowe Price Health Sciences Portfolio II	49.73	48.63	36,244.02

Subaccount	Accumulation Unit Value at 1/4/19	Accumulation Unit Value at 12/31/19	Number of Accumulation Units Outstanding at 12/31/19
American Century VP Ultra®	24.89	32.94	2,715.20
American Century VP International	16.88	21.47	141,307.56
American Century VP Inflation Protection	13.47	14.48	59,636.75
BNY Appreciation	21.70	29.06	10,244.74
BNY Opportunistic Small Cap	16.53	19.61	17,962.99
BNY Quality Bond	13.61	14.49	60,322.61
Franklin Mutual Shares Securities	18.25	21.99	39,620.01
Franklin Small Cap Value Securities	24.78	30.77	11,247.72
Franklin Small-Mid Cap Growth Securities	21.81	28.45	12,316.18
Franklin Templeton Foreign Securities	14.75	16.46	74,177.18
Franklin Templeton Global Real Estate	14.54	17.85	37,409.40
Fidelity Mid Cap	28.95	35.15	77,985.10
Neuberger Berman Mid Cap Growth	28.97	38.11	22,950.22
Neuberger Berman Mid Cap Growth – Class S	11.09	14.55	21,307.36
Neuberger Berman Short Duration Bond	10.30	10.53	273,705.03
Deutsche CROCI U.S. VIP	13.35	17.30	12,076.33
Deutsche Small Mid Cap Value	27.98	27.29	42,393.35
T. Rowe Price Equity Income Portfolio II	19.89	24.64	151,002.32
T. Rowe Price Blue Chip Growth Portfolio II	30.62	39.16	58,033.43
T. Rowe Price Health Sciences Portfolio II	48.05	61.69	29,906.36

The following information is for Subaccounts which began operations on December 1, 2008.

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
AB International Growth Portfolio - Class A Shares	15.13	16.37	104,030.48	16.47	13.58	47,272.06
AB International Value Portfolio - Class A Shares	14.31	14.37	369,431.22	14.51	11.44	379,339.08
AB Small/Mid Cap Value Portfolio -	15.54	19.03	60,894.65	19.27	17.19	206,338.46

Class A Shares
Growth and Income - Class A Shares	12.59	13.58	2,561.47	13.72	12.92	1,643.76
Deutsche Small Cap Index VIP - Class A Shares	13.51	16.45	2,192.27	16.76	15.51	3,506.21
Fidelity Value Strategies Portfolio - Initial Class	16.86	20.57	21,293.36	20.82	18.50	14,044.55
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	12.40	13.57	40,480.65	13.70	13.02	40,131.57
Franklin Templeton U.S. Government - Class 1 Shares	10.42	10.83	843,947.67	10.82	11.31	144,727.38
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.09	15.63	996.06	15.74	14.94	1,923.35
Oppenheimer Capital Income Fund/VA - Service Shares	12.22	13.40	2,848.23	13.47	13.27	1,585.15
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	14.74	17.54	4,300.72	17.84	16.89	2,593.19
Oppenheimer Global Strategic Income Fund/VA - Service Shares	12.35	13.90	29,984.65	13.92	13.80	50,095.48
T. Rowe Price Moderate Allocation Portfolio VIP I	13.60	15.06	9,013.88	15.19	14.81	12,332.93
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	11.17	11.64	17,030.42	11.62	12.41	250,835.69
Van Eck VIP Trust Emerging Markets — Initial Class	22.56	27.63	153,592.44	28.09	20.23	97,834.22
Van Eck VIP Trust Global Hard Assets - Initial Class	16.04	19.67	24,510.49	19.77	16.21	123,208.92

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
AB International Growth Portfolio - Class A Shares	13.98	15.47	36,897.31	15.73	17.33	23,468.50
AB International Value Portfolio - Class A Shares	11.83	12.93	325,891.00	13.18	15.68	255,095.50
AB Small/Mid Cap Value Portfolio - Class A Shares	17.39	20.13	154,740.53	20.68	27.41	108,888.30
Growth and Income - Class A Shares	13.15	14.75	2,471.78	15.14	19.90	2,681.89
Deutsche Small Cap Index VIP - Class A Shares	15.75	17.78	4,086.37	18.29	24.31	4,256.70
Fidelity Value Strategies Portfolio - Initial Class	18.77	23.22	3,976.15	23.74	29.87	3,552.64
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	13.21	14.59	34,847.12	14.84	18.41	37,053.40
Franklin Templeton U.S. Government - Class 1 Shares	11.30	11.39	105,251.62	11.39	11.01	87,698.80
Neuberger Berman AMT Socially Responsive Portfolio - I Class	15.22	16.35	1,086.05	16.71	22.20	1,350.38
Oppenheimer Capital Income Fund/VA - Service Shares	13.39	14.67	2,608.45	14.86	16.32	5,253.50
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	17.07	19.60	3,837.00	20.06	27.18	4,530.63
Oppenheimer Global Strategic Income Fund/VA - Service Shares	13.82	15.40	77,499.39	15.42	15.13	80,900.00
T. Rowe Price Moderate Allocation Portfolio VIP I	15.01	16.81	23,737.84	17.06	19.55	29,004.73
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	12.42	12.92	225,641.68	12.86	11.57	209,810.60
Van Eck VIP Trust Emerging Markets — Initial Class	20.74	25.90	81,811.67	26.36	28.611	74,363.37
Van Eck VIP Trust Global Hard Assets - Initial Class	16.84	16.52	111,665.78	16.92	18.01	106,236.90

Subaccount	Accumulation Unit Value at 1/3/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/3/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
AB International Growth Portfolio - Class A Shares	27.04	16.89	22,159.27	16.85	16.35	19,542.65
AB International Value Portfolio - Class A Shares	19.72	14.50	222,237.21	14.48	14.67	167,813.93
AB Small/Mid Cap Value Portfolio - Class	30.67	29.52	87,317.22	29.37	27.51	65,734.03

A Shares
Growth and Income - Class A Shares	19.48	21.81	3,645.24	21.81	20.01	2,525.49
Deutsche Small Cap Index VIP - Class A Shares	13.10	25.11	3,068.46	24.99	23.63	3,815.58
Fidelity Value Strategies Portfolio - Initial Class	15.44	31.48	5,988.32	31.45	30.11	6,914.86
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	17.13	19.24	41,840.60	19.21	18.33	49,217.96
Franklin Templeton U.S. Government - Class 1 Shares	29.70	11.25	84,773.53	11.28	11.18	70,003.99
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.16	24.16	685.33	24.09	23.71	1,487.39
Oppenheimer Capital Income Fund/VA - Service Shares	24.05	17.39	5,000.67	17.40	17.25	12,672.62
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	21.93	29.92	4,958.82	29.77	27.71	6,675.96
Oppenheimer Global Strategic Income Fund/VA - Service Shares	26.93	15.29	79,865.57	15.29	14.70	78,625.08
T. Rowe Price Moderate Allocation Portfolio VIP I	16.30	20.29	23,986.56	20.29	20.00	19,644.33
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	19.44	11.66	163,792.40	11.65	10.00	149,112.19
Van Eck VIP Trust Emerging Markets — Initial Class	15.10	28.10	68,605.52	28.07	23.83	62,696.96
Van Eck VIP Trust Global Hard Assets - Initial Class	28.28	14.37	93,827.49	14.45	9.43	121,903.51

Subaccount	Accumulation Unit Value at 1/1/3/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/31/17	Number of Accumulation Units Outstanding at 12/31/17
AB International Growth Portfolio - Class A Shares	27.04	16.89	22,159.27	15.00	19.99	16,708.13
AB International Value Portfolio - Class A Shares	19.72	14.50	222,237.21	14.50	17.81	139,476.31
AB Small/Mid Cap Value Portfolio - Class A Shares	30.67	29.52	87,317.22	34.17	37.87	51,456.61
Growth and Income - Class A Shares	19.48	21.81	3,645.24	22.27	24.66	1,712.12
Deutsche Small Cap Index VIP - Class A Shares	13.10	25.11	3,068.46	28.36	31.79	3,133.00
Fidelity Value Strategies Portfolio - Initial Class	15.44	31.48	5,988.32	32.90	38.32	6,578.40
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	17.13	19.24	41,840.60	20.48	21.82	42,783.40
Franklin Templeton U.S. Government - Class 1 Shares	29.70	11.25	84,773.53	11.13	11.15	65,462.38
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.16	24.16	685.33	25.85	30.01	3,276.36
Oppenheimer Conservative Balanced Fund V- Service Shares	24.05	17.39	5,000.67	17.90	19.18	13,608.77
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	21.93	29.92	4,958.82	32.32	36.13	5,502.58
Oppenheimer Global Strategic Income Fund/VA - Service Shares	26.93	15.29	79,865.57	15.44	16.11	70,233.48
T. Rowe Price Moderate Allocation Portfolio VIP I	16.30	20.29	23,986.56	21.09	24.31	18,490.47
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	19.44	11.66	163,792.40	10.52	11.61	120,310.17
Van Eck VIP Trust Emerging Markets — Initial Class	15.10	28.10	68,605.52	23.57	35.05	54,202.48
Van Eck VIP Trust Global Hard Assets - Initial Class	28.28	14.37	93,827.49	13.65	12.96	113,005.89

Subaccount	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18
AB International Growth Portfolio - Class A Shares	20.17	16.28	15,086.14

AB International Value Portfolio - Class A Shares	17.99	13.56	138,830.60
AB Small/Mid Cap Value Portfolio - Class A Shares	38.14	31.73	46,817.48
Growth and Income - Class A Shares	24.80	20.63	1,593.38
Deutsche Small Cap Index VIP - Class A Shares	32.09	27.83	2,281.24
Fidelity Value Strategies Portfolio - Initial Class	38.53	31.24	6,872.78
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	21.97	19.15	42,710.64
Franklin Templeton U.S. Government - Class 1 Shares	11.14	11.06	53,448.93
Neuberger Berman AMT Socially Responsive Portfolio - I Class		27.89	3,179.67
Oppenheimer Conservative Balanced Fund V- Service Shares	19.20	17.87	15,011.65
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	36.42	31.87	6,369.26
Oppenheimer Global Strategic Income Fund/VA - Service Shares	16.14	15.17	69,542.12
T. Rowe Price Moderate Allocation Portfolio VIP I	24.44	22.75	20,988.70
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	11.65	10.75	114,227.52
Van Eck VIP Trust Emerging Markets — Initial Class	35.89	26.44	54,540.77
Van Eck VIP Trust Global Hard Assets - Initial Class	13.20	9.16	102,159.92

Subaccount	Accumulation Unit Value at 1/4/19	Accumulation Unit Value at 12/31/19	Number of Accumulation Units Outstanding at 12/31/19
American Century VP Ultra®	24.89	32.94	2,715.20
American Century VP International	16.88	21.47	141,307.56
American Century VP Inflation Protection	13.47	14.48	59,636.75
BNY Appreciation	21.70	29.06	10,244.74
BNY Opportunistic Small Cap	16.53	19.61	17,962.99
BNY Quality Bond	13.61	14.49	60,322.61
Franklin Mutual Shares Securities	18.25	21.99	39,620.01
Franklin Small Cap Value Securities	24.78	30.77	11,247.72
Franklin Small-Mid Cap Growth Securities	21.81	28.45	12,316.18
Franklin Templeton Foreign Securities	14.75	16.46	74,177.18
Franklin Templeton Global Real Estate	14.54	17.85	37,409.40
Fidelity Mid Cap	28.95	35.15	77,985.10
Neuberger Berman Mid Cap Growth	28.97	38.11	22,950.22
Neuberger Berman Mid Cap Growth – Class S	11.09	14.55	21,307.36
Neuberger Berman Short Duration Bond	10.30	10.53	273,705.03
Deutsche CROCI U.S. VIP	13.35	17.30	12,076.33
Deutsche Small Mid Cap Value	27.98	27.29	42,393.35
T. Rowe Price Equity Income Portfolio II	19.89	24.64	151,002.32
T. Rowe Price Blue Chip Growth Portfolio II	30.62	39.16	58,033.43
T. Rowe Price Health Sciences Portfolio II	48.05	61.69	29,906.36

The following information is for the Subaccount which began operations on May 1, 2011.

Subaccount	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/30/12	Number of Accumulation Units Outstanding at 12/30/12
Fidelity VIP Government Money Market Fund		12.09	416,096.61	12.09	11.93	5,197,173.93

Subaccount	Accumulation Unit Value at 1/2/13	Number of Accumulation Units Outstanding at 12/30/13	Accumulation Unit Value at 12/3/13	Accumulation Unit Value at 1/3/14	Accumulation Unit Value at 12/30/14	Number of Accumulation Units Outstanding at 12/30/14
Fidelity VIP Government Money Market Fund	11.93	547,074.90	11.76	11.76	11.60	632,529.40

Subaccount	Accumulation Unit Value at 1/2/15	Number of Accumulation Units Outstanding at 12/30/15	Accumulation Unit Value at 12/3/15	Accumulation Unit Value at 1/3/16	Accumulation Unit Value at 12/30/16	Number of Accumulation Units Outstanding at 12/30/16
Fidelity VIP Government Money Market Fund	11.60	11.44	819,043.98	11.76	11.60	632,529.40

Subaccount	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/29/17	Number of Accumulation Units Outstanding at 12/29/17	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18
Fidelity VIP Government Money Market Fund	11.30	11.21	554,391.41	11.21	11.22	534,045.78

Subaccount	Accumulation Unit Value at 1/3/19	Accumulation Unit Value at 12/30/19	Number of Accumulation Units Outstanding at 12/30/19
Fidelity VIP Government Money Market Fund

The following provides the information for Subaccounts which began operations on October 26, 2017.

Subaccount	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/29/17	Number of Accumulation Units Outstanding at 12/29/17	Accumulation Unit Value at 1/2/18	Accumulation Unit Value at 12/31/18	Number of Accumulation Units Outstanding at 12/13/18
Touchstone Balanced Fund	-	26.58	316,077.95	26.76	24.62	292,676.35
Touchstone Bond Fund	-	19.96	397,174.94	19.92	19.32	363,036.37
Touchstone Common Stock Fund	-	35.86	455,852.24	36.30	32.52	395,026.59
Touchstone Small Company Fund	-	69.98	266,534.06	70.64	63.50	229,425.70

Subaccount	Accumulation Unit Value at 1/3/19	Accumulation Unit Value at 12/29/19	Number of Accumulation Units Outstanding at 12/29/19
Touchstone Balanced Fund	19.36	13.12	165,999.89
Touchstone Bond Fund	24.72	10.59	23,515.00
Touchstone Common Stock Fund	63.50	14.78	66,017.46
Touchstone Small Company Fund	32.70	14.69	16,069.21

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company.  National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the Statement of Additional Information.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account.  To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. We encourage both existing and prospective Owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable (on a consolidated basis)—are located in the SAI.  For a free copy of the SAI, call or write us at our Home Office.  In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act.  Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct.  National Life does not guarantee the investment performance of the Variable Account.  Obligations under the Contracts are obligations of National Life.  Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner.  A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account.  Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager.  The investment results of the Funds, however, may be higher or lower than the results of such other funds.  There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value.  The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution.  In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives.  We do not guarantee any minimum value for the amounts allocated to the Variable Account.  You bear the investment risk of investing in the Funds.  There is no assurance that the Fidelity Variable Insurance Products Fund V Government Money Market Fund (the “Fidelity Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Fidelity Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the Funds will achieve their investment objective(s).  Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios.  Please consult your registered representative.  You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds.  You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
The Alger Portfolios:
Capital Appreciation Portfolio - Class O	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth – Class A	International Equity	AllianceBernstein L.P.	None
International Value – Class A	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value – Class A	Small Mid Value Equity	AllianceBernstein L.P.	None
Growth and Income (formerly Value) – Class A	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial	Large Cap Growth	The Dreyfus Corporation	None
Deutsche Variable Series II:

Deutsche CROCI U.S. VIP - Class B	Large Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)

Deutsche Small Mid Cap Value VIP - Class B	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Small Cap Index VIP - Class A	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Government Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
VIP Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR

VIP High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
VIP Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products

Trust
Franklin Global Real Estate VIP Fund - Class 2	Sector Equity	Franklin Advisors, Inc.	None
Franklin Mutual Global Discovery VIP-Class 2	Value Equity	Franklin Mutual Advisors, LLC	None
Franklin Mutual Shares VIP Fund - Class 2	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government VIP Fund - Class 1	Government Bond	Franklin Advisors, Inc.	None
Templeton Foreign VIP Fund - Class 2	Foreign	Templeton Investment Counsel, LLC	None
Invesco Variable Insurance Funds:
Invesco V.I. Global Health Care Fund - Series I	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Discovery Mid Cap Fund - Series I (formerly the Oppenheimer V.I. Discovery Mid Cap Fund Portfolio)	Mid Cap Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I	Sector Equity	Invesco Advisers Inc.	None
JPMorgan Insurance Trust:
Small Cap Core Portfolio - Class 1	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - S Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Investment Advisers LLC	None
Sustainable Equity Portfolio (formerly Large Cap Value) - I Class	Mid Large Value Equity Sustainable	Neuberger Berman Investment Advisers LLC	None
Oppenheimer Variable Account Funds*
Conservative Balanced Fund/VA – Service	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA – Service	Bond	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA – Service	Small Value Equity	OppenheimerFunds, Inc.	None
Touchstone Variable Strategic Trust
TVST Balanced Fund	Hybrid Equity and Debt	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Bond Fund	Investment- Grade Bond	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Common Stock Fund	Large Blend Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Small Company	Small Growth Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio II – Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Equity Income Portfolio II – Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II – Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Moderate Allocation Portfolio (formerly Moderate Allocation)- Class II	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Emerging Markets Fund – Initial Class	Foreign Equity	Van Eck Associates Corporation	None

Global Hard Assets Fund – Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Unconstrained Emerging Markets Bond Fund – Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund – Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund – Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

Contractual Arrangements.  National Life has entered or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds.  Administration and services may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals.  The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues.  These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others.  The amount of this compensation with respect to the Contracts during 2019 ranged from $117.30 to $35,429.49 per adviser/affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2019 for services rendered in 2018).  The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each Fund’s prospectus.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.”  We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information).  As described above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest.  The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the

Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification
To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property
Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below.  There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract.  Please consult your Contract for its specific terms.

Issuance of a Contract
This Contract is not available to new purchasers.
The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue.  If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis.  If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners.  At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme.  Your Contract may not be traded on any  stock exchange or secondary market.  By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges.  You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code.  Before making the exchange, you should compare both contracts carefully.  Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract.  There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different.  If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange.  You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests.  You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

Premium Payments
The Initial Premium Payment.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.  For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments.  Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment.  For Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.  We may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon.  For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63.  For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments.  In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts.  These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order.  If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.  To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%.  We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application.  If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete.  Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect.  Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm.  At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares.  The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest.  We pay this credit after the free look right with respect to the Contract has expired.

Transfers
You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request.  If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below.  Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office.  Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.  Transfers to or from the Subaccounts may be postponed under certain circumstances.  See “Payments,” below.  A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty.  We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year.  For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate.  In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account.  We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York).  After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.  Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account.  You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge.  However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  See “Transfer Charge,” below.

Disruptive Trading
Policy.  The Contracts are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds).  These risks include:

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the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

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an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

●
increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not   accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.  We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies.  The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures.  The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a  purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants.  The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds.  In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity.  To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager  might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit
We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations.  We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period.  The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.  No minimum value of an Accumulation Unit is guaranteed.  The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor.  Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus
2) amounts allocated and credited to the Fixed Account, plus
3) amounts allocated and credited to a Guaranteed Account, minus
4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value.  We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account.  If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first.  Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

Annuitization
Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin.  You may indicate the Maturity Date on the application.  The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts).  If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue.  You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments.  You may also settle the contract under a Payment Option prior to the scheduled maturity date.  You may contact either your registered representative or the Home Office for requirements to settle the Contract.  Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred.  However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract.  If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account.  A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts.  See “The Guaranteed Accounts,” below.

Election of Payment Options.  You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment.  We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice.  The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments.  The amount of your annuity payment depends in part on the frequency and duration of annuity payments.  If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration.  On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be.  We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments.  If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected.  In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100.  In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account
We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account.  The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

●
The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
●
The number of Annuity Units remains fixed during the annuity payment period;
●
The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
●
The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit.  The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased.  The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts.  We may make assumed investment rates available at rates other than 3.5%.  A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments.  A lower assumption would have the opposite effect.  If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account
A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period.  We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected.  This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable.  The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date.  The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies.  The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options
Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life.  An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being.  It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed.  For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states.  You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization.  If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code.  If your Contract is a Qualified Contract, not all of the Annuity Payment Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death.  Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules.  Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time.  At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments.  Under Payment Option 1, you may also fully surrender the Contract at any time.  Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender.  Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option
We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code).  For a Non-Qualified Contract, the beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.  The Stretch Annuity Payment Option may not satisfy Qualified Contract required minimum distribution rules for all beneficiaries. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Also see Federal Income Tax Considerations - Other Tax Issues”

Death of Owner
If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made.  In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death.  The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy.  Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity.  If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution.  If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law.  The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes.  Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.  Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules.

Death of Annuitant Prior to the Annuitization Date
If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary.  If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution.  If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the

Owner.  If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

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due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

●
an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

●
any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits.  If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law.  If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will send you or your Beneficiary a "draftbook";  you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds.  We fund the "draft" writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account.  There is no guaranteed rate of interest credited to the proceeds placed in the special account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.  We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers
We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip.  If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions
Unless otherwise provided, the Owner has all rights under the Contract.  If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract.  If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract.  The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner.  Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner.  Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below).  Any change of Owner will automatically revoke any prior Owner designation.  Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below.  The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date.  Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant.  Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations.  Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable.  The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts.  We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder.  More particularly, the administrative services include:

  processing applications for and issuing the Contracts;
  processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);
  maintaining records;
  administering annuity payouts;
  furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
  reconciling and depositing cash receipts;
  providing Contract confirmations;
  providing toll-free inquiry services; and
  furnishing telephone transaction privileges.

The risks we assume include:

  the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);
  the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;
  the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and
  the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge.  For example, the CDSC collected may not fully cover all of the distribution expenses we incur.  We may also realize a profit on one or more of these charges.  We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account
We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value.  The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge
We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts.  However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered.  For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments.  No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments.   For tax purposes, a surrender is usually treated as a withdrawal of earnings first.  This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%	4	3%
1	6%	5	2%
2	5%	6	1%

3	4%	7	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender.  The CDSC-free feature is also non-cumulative.  This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment.  Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below).  In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:
  upon the Annuitization of Contracts,
  upon payment of a death benefit pursuant to the death of the Owner, or from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request.  This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee
For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.  This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000.  No Annual Contract Fee will be assessed after the Annuitization Date.  This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge
Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any

Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount transferred.  All transfers requested on the same Valuation Day are treated as one transfer transaction.  Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is made.  These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes
If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax, currently ranging up to 3.5%.  We will pay premium taxes at the time imposed under applicable law.  Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment.  We currently intend to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes  at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Other Charges
The Variable Account purchases shares of the Funds at net asset value.  The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds.  Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Contracts.  You do not pay directly these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts.  (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account.  See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look
You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law.  Some states may require a longer free look period.  Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office.  Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective.  In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation.  Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities
Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract.  Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date.  We may limit the number of loans available on a single contract.  You will be able to borrow a minimum of $1,500 (we may permit lower amounts).  The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below).  In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)
50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or
(b)
$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made.  The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account.  When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account.  We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value.  No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account.  On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years.  Loans used to purchase your principal residence must be repaid within 20 years.  During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement.  The maximum interest rate will be the greater of:

●
the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

●
4%.

The loan interest rate is subject to change on each Contract Anniversary.  If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount.  We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more.  We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year.   The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due.  Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal.  The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date.  The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date.  The amount of principal will be the repayment amount minus the interest.  The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only.  Only repayments received within the billing window may satisfy the amount due.  If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default.  This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.  If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made.  On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest.  If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest.  If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest.  Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan.  Loans permitted under this Contract may be taxable in whole or part if the participant has additional loans from other plans or contracts.  We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of  1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied.  You should seek competent legal advice before requesting a loan.  We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments.  Any payments received from your employer will be considered premium payments.  We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans.  We also reserve the right to assess a loan processing fee.  IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal
At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract.  “Proper written application” means that you must request the surrender in writing.  We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value.  The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above).  The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value.  The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor.  At least $3,500 in Cash Surrender Value must remain after any Withdrawal.  However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal.  If a withdrawal causes your Contract Value to fall below the $3500 minimum, we may redeem your remaining contact value.  Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3500 minimum. Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above.  However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment.   For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue.   One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below).  Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first.  This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal.  If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account.  The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.  If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis.  To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal.  Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences.  See “Federal Income Tax Considerations,” below.

Payments
We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.   However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

  when the New York Stock Exchange (“Exchange”) is closed;
  when trading on the Exchange is restricted;
  when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or
  during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the Fidelity Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Fidelity Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you and your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Potential Delay of Disbursements
Rules adopted by the Financial Industry Regulatory Authority Inc. (“FINRA”) allow broker/dealers to place a hold on the disbursement of customer funds when they suspect senior financial exploitation.  Please contact your registered representative for more information.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract
Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c) For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:
1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available).  Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.  National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.  If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance.  We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received.  By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege
If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone.  You can make the election either on the application for the Contract or by providing a proper written authorization to us.  We reserve the right to suspend telephone transaction privileges at any time and for any reason.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if those reasonable procedures are not followed.  The procedures followed for telephone transfers will include one or more of the following:

  requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and
  making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available.  Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege
You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege
You may provide transfer instructions by e-mail to our Home Office.  Additionally, a National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, your agent’s, or ours can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

Cyber Security and Business Continuity Risk
Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

Available Automated Fund Management Features
We currently offer the following free automated fund management features.  However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.  Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis.  You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds.  This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high.  The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets.  For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Fund Rebalancing.  This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages.  This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter.  Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter.  You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance.  Fund Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals.  At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis.  You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal.  Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal.  If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal.  Each systematic Withdrawal is subject to federal income taxes.  In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½.  If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order.  A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less).  If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed.  You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above.  If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above).  Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue).  These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only.  The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state).  These Systematic Withdrawals will not be subject to a CDSC.  The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans
Contracts may be purchased in connection with a plan sponsored by an employer.  In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations.  Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act.  Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion.  Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account.  Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments.  We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law.  For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%.  We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so.  We have no specific formula for determining current interest rates.  Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates.  We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month.  The rate declared on such amounts remains in effect for 12 months.  In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds.  At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date).  We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis.  Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account
We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.”  The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account.  You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time.  Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account.  We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period.  When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time.  In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers.  Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer.  Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts.  The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account.   We will declare this percentage at the time of the offer, in our discretion.  Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed.  The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request.  If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends.  If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office.  This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals.  Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account.  If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out.  We may hold these Premium Payments for up to 20 days before refunding them.  Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time.  Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts
You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation.  You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies.  Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum.  If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period.  We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds.  If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer.  This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account.  However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer.  Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account
The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account.  For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account.  Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account.  During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time.  No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window.  In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer.  You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment
Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account.  However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes.  A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account.  The market value adjustment may be positive or negative.  Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value.  If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value.  However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate.  For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract.  For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below.  The market value adjustment will be positive if (1) below is positive.  It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account
j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year.  If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate.  If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TransferT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).
g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

● any MVA Withdrawal during the 30-day window;

● Death Benefit proceeds;

● your Contract on its Maturity Date; or

● any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1:
Original Deposit:  $10,000
Original Deposit Date:  May 1, 2009
The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 4.25%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account.    The i rate as of May 1, 2009 for seven year periods was 2.48%.  The j rate available for three year periods on May 1, 2013 is 0.34%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,868.06.  (10,000 ´ 1.04252).

The first part of the market value adjustment formula gives:

$10,868.06 ´(((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000 ´ ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76.  Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2
Original Deposit:  $10,000
Original Deposit Date:  August 1, 2012
The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 3.00%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2012 for seven year periods was 0.97%.  The j rate available for six year periods on May 1, 2013 is 0.92%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,223.55.  (10,000 ´ 1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55 ´ (((1+0.0097)/ (1+0.0092+0.0025))75/12 – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 ´ ((1 + 0.0300)273/365 – (1 + 0.0150)273/365) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56.  Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%.  In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract.  Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan.  A market value adjustment will apply to such transfer.  We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment.  While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.  In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment.  We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment.  The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period.  Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

This rider is no longer available for new election effective July 6, 2015.
The Rider is subject to the restrictions and limitations set forth in it.  Election of this optional benefit involves an additional cost.  This Rider is not available in Texas.  If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization.  The Enhanced Death Benefit will equal the highest of:

(a)
the basic Death Benefit as described above; and

(b)
the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death (in good order).  Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see “Premium Taxes, above).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

The annual charge for this Rider is 0.20% of Contract Value.  After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See “Charge for Optional Enhanced Death Benefit Rider”, above.

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you.  Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit.  See “Death of Owner,” above.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  The terminal illness or chronic illness must have begun while the Contract was in force.  Benefits accelerated under these Riders are discounted for interest and mortality.  Once benefits have been accelerated, the Contract terminates.  There is no cost for these Riders.  They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant.  If there are Joint Owners, then each is considered a covered person.  If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state.  These Riders will not be available in New York, Oregon, Texas, Virginia or Washington.  Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract.  See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax advisor.  No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts
Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year.  There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution.  A tax advisor should be consulted on this issue.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income.  In general, however, there is no penalty on distributions:

  made on or after the taxpayer reaches age 59½;
  made on or after the death of an Owner;
  attributable to the taxpayer’s becoming disabled; or
  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  Additional exceptions apply to distributions from a Qualified Contract.  You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments.  Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts
The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code , permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.  Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code.  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.  Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.  The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

If your Contract was issued pursuant to a 403{b) plan, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations.  The Contract can be used with such plans.  Under such plans a participant may specify the form of investment for his or her deferred compensation account.  For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer.   In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.  The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.  Please note important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by  “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority.  This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.  Consult a tax adviser if you are affected by these new rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.  Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Tax.  Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the  Medicare tax on investment income.  The [3.8%] tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.  We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex.  The Court applied its decision to benefits derived from contributions made on or after August 1, 1983.  Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables.  As a result, the Contract generally provides different benefits to men and women of the same age.  Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds.  These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account.  If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner.  The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time.  In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract.  The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts.  In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts.  ESI is a wholly owned indirect subsidiary of National Life Holding Company.  Pursuant to this agreement, ESI serves as principal underwriter for the Contracts.  ESI sells the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives (“selling broker-dealers”).  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with FINRA and with the states in which they do business.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain information about ESI and its registered representatives (and selling broker-dealers and their representatives) from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts.   You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from a selling broker-dealer.  The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may be higher.  These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%.  We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both.  A portion of the payments made to ESI or selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered  representative for further information about what your registered representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time, in accordance with applicable law, we may offer specific sales incentives to selling broker-dealers. These incentives are not offered to all broker-dealers, and the terms of such incentives may vary among selling broker-dealers.  The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives.  These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash compensation paid by ESI to its registered representatives, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash reimbursements for payments in lieu of certain business expenses reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs. Sales of the Contracts may help registered representatives qualify for certain of these non-cash and cash compensation items, which are subject to all applicable laws, including FINRA rules and the SEC’s Regulation Best Interest.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The Deutsche (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Moderate Allocation Fund), Wells Fargo Funds and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust offered in the Contracts, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund.  Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Portfolio of up to 0.10% of Variable Account assets invested in the Portfolios.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account are included in the Statement of Additional Information.   The financial statements should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts.  In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions.  All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations.  Owners should therefore give National Life prompt notice of any address change.  National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals.  Quarterly statements are also mailed detailing the Contract activity during the calendar quarter.  Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements.  The Owner should review the information in these statements carefully.  All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.  National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought.  National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends.  Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age.  The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments.  Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date.  The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts  made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account.  We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants.  If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence.  The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract.  The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds.  Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted.  Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.  A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time..

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated.  The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	3
The Contract	3
Misstatement of Age or Sex	3
Dividends	3
Assignment	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	3
TAX STATUS OF THE CONTRACTS	4
DISTRIBUTION OF THE CONTRACTS	4
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS	F-000

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus.  The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

Sentinel Advantage Variable Annuity 5
“SAVA 5”
P R O S P E C T U S
Dated May 1, 2020
National Life Insurance Company ● Home Office: One National Life Drive, Montpelier, Vermont 05604 ● 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). We allocate net Premium Payments to the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is divided into Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) listed below:

AllianceBernstein L.P.	American Century Investment Management, Inc.	American Funds
AllianceBernstein Variable Products Series Fund, Inc. VPS Balanced Wealth Strategy VPS Dynamic Asset Allocation VPS International Value VPS Small/Mid Cap Value	American Century Variable Portfolios, Inc. VP Capital Appreciation VP Growth VP Large Company Value VP Ultra VP Value	American Funds AFIS Asset Allocation AFIS Capital World Bond* AFIS Growth-Income AFIS Global Growth & Income AFIS Global Small Capitalization AFIS High-Income Bond AFIS New World
Black Rock	Fidelity Management & Research Company	Franklin Templeton Investments
BlackRock Variable Series Funds Advantage U.S. Total Market V.I. Fund Equity Dividend V.I. Fund Government Money Market V.I. Fund Global Allocation V.I. Fund 60/40 Target Allocation V.I. Fund
Fidelity® Variable Insurance Products
VIP Contrafund
VIP Disciplined Small Cap
VIP Dynamic Capital Appreciation
VIP Freedom Income
VIP Growth Opportunities
VIP Index 500
VIP Mid Cap
VIP Real Estate Portfolio

Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation VIP
Franklin Mutual Global Discovery VIP
Franklin Rising Dividends VIP
Franklin Small-Mid Cap Growth VIP
Templeton Developing Markets VIP
Templeton Global Bond VIP

Goldman Sachs	Invesco Advisers, Inc.	Touchstone Advisors, Inc.
Goldman Sachs VIT Equity Index Fund VIT Global Trends Allocation VIT Growth Opportunities Fund VIT High Quality Floating Rate Fund VIT Mid Cap Value Fund VIT Small Cap Equity Insights Fund
Invesco Oppenheimer Variable Insurance Funds
V.I Diversified Dividend Fund
V.I Equity and Income Fund
V.I. Government Securities Fund
V.I Global Real Estate Fund
V.I High Yield Fund
V.I International Growth Fund
V.I Discovery Mid Cap Fund
Touchstone Variable Strategic Trust TVST Balanced TVST Bond TVST Common Stock TVST Small Company
T. Rowe Price Associates, Inc.	Van Eck Associates Corporation
T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	VanEck VIP Trust VIP Emerging Markets Fund VIP Global Hard Assets Fund

*formerly the American Fund Insurance Series Global Bond Fund.

**formerly the Oppenheimer V.I. Discovery Mid Cap Fund Portfolio

This prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2020 containing further information about the Contracts and the Variable Account is filed with the SEC. You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to our Home Office.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured

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by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2020, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.
Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by visiting our website at www.nationallife.com .
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports. You may make the request by calling us at 800-732-8939 or by sending a written request to our home office at One National Life Drive, Montpelier VT 05602. You may also submit your request to receive paper copies of the shareholder reports to your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

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3

4

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

5

SUMMARY

The sections of this summary provide a concise discussion of the major topics covered in this prospectus. You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us. For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

I How Do I Purchase a Contract?
Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See “Issuance of a Contract,” below. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts and at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?
You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

How Does the “Free Look” Right to Examine the Contract Work?
To be sure that you are satisfied with the Contract, you have a ten-day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRAs and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?
The Variable Account is a separate investment account that is divided into several Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?
You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?
You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?
After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

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What Happens if an Owner Dies Before Annuitization?
If any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”) and the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of the Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?
If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?
You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below). A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?
Contingent Deferred Sales Charge (“CDSC”). We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 60 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment. We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee. We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge. We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Premium Taxes. If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year. However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses. Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts. (See “Distribution of Contracts,” below).

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Can I Transfer My Contract Value Among the Different Investment Options?
You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed procedures to detect and deter market timing and disruptive trading. See “Disruptive Trading” below.

Are There any Other Contract Provisions?
For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?
For general information regarding the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What if I Have Questions?
We will be happy to answer your questions about the Contract or our procedures. Call or write to us at our Home Office as defined in the Glossary. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

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SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or for some Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

(1)
States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states that assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See “Premium Taxes,” below.

(2)
The CDSC declines 1% for each completed year from the date of the affected premium payment through year four. After the premium payment has been in the Contract for five years, the CDSC is eliminated. Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative. That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, New Jersey and the State of Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply. After Annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1. See “Contingent Deferred Sales Charge,” below.

(3)	We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.
(4)
The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).

(5)
The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000. The fee is not assessed on Contract Anniversaries after the Annuitization Date.

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Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The expenses of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.  The Underlying Fund Managers provided the Fund fees and expenses used to prepare the table above to us. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the Funds for the year ended December 31, 2019. The expenses of the Funds may be higher or lower in the future. More details concerning each Fund's fees and expenses are contained in its prospectus.”

Fund	Management Fee	12b-1 Fees[1]	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses[2]	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses
AllianceBernstein
VPS Balanced Wealth Strategy Portfolio - Class B	0.55%	0.25%	0.20%	0.22%	1.22%	0.20%[3]	1.02%[4]
VPS Dynamic Asset Allocation Portfolio - Class B	0.70%	0.25%	0.10%	0.02%	1.07%	-	1.07%
VPS International Value Portfolio - Class B	0.75%	0.25%	0.15%	-	1.15%	-	1.15%
VPS Small/Mid Cap Value Portfolio - Class B	0.75%	0.25%	0.08%	-	1.08%	0.01%[5]	1.07%
American Century
VP Capital Appreciation - Class 2	0.90%	0.25%	-	-	1.15%	0.13%[6]	1.02%
VP Growth - Class 2	0.90%	0.25%	0.01%	-	1.16%	0.20%[7]	0.96%
VP Large Company Value - Class 2	0.80%	0.25%	0.01%	-	1.06%	0.15%[8]	0.91%
VP Ultra - Class 2	0.90%	0.25%	0.01%	-	1.16%	0.20%[9]	0.96%
VP Value - Class 2	0.87%	0.25%	0.01%	-	1.13%	0.22%[10]	0.91%
American Funds
AFIS Asset Allocation Fund - Class 4	0.27%	0.25%	0.29%	-	0.81%	-	0.81%
AFIS Capital World Bond Fund - Class 4	0.53%	0.25%	0.31%	-	1.09%	0.09%	1.09%
AFIS Growth-Income Fund - Class 4	0.26%	0.25%	0.29%	-	0.80%	-	0.80%
AFIS Global Growth & Income Fund - Class 4	0.59%	0.25%	0.31%	-	1.15%	-	1.15%
AFIS Global Small Capitalization Fund - Class 4	0.70%	0.25%	0.31%	-	1.26%	-	1.26%
AFIS High-Income Bond Fund – Class 4	0.47%	0.25%	0.29%	-	1.01%	-	1.01%
AFIS New World Fund – Class 4	0.70%	0.25%	0.32%	-	1.27%	0.18%	1.27
Blackrock
Advantage U.S. Total Market V.I. Fund- Class III	0.75%	0.25%	0.31%	-	1.31%	0.51%[11]	0.80%
Equity Dividend V.I. Fund - Class III	0.60%	0.25%	0.27%	0.01%	1.13%	0.21%[12]	0.92%
Government Money Market V.I. Fund - Class I	0.50%	0.00%	0.14%	0.00%	0.64%	0.34%[13]	0.30%
Global Allocation V.I. Fund - Class III	0.64%	0.25%	0.25%	0.00%	1.14%	0.15%[14]	0.99%
60/40 Target Allocation V.I. Fund- Class III	0.15%[15]	0.25%	0.46%	0.14%	1.00%	0.42%[16]	0.58%
Fidelity
VIP Contrafund - Service Class 2	0.54%	0.25%	0.07%	-	0.86%	-	0.86%
VIP Disciplined Small Cap - Service Class 2	0.45%	0.25%	0.14%	-	0.84%	-	0.84%
VIP Dynamic Capital Appreciation - Service Class 2	0.54%	0.25%	0.14%	-	0.93%	-	0.93%
VIP Freedom Income - Service Class 2	0.00%	0.25%	0.00%	0.39%	0.64%	-	0.64%[17]
VIP Growth Opportunities - Service Class 2	0.54%	0.25%	0.10%	-	0.89%	-	0.89%
VIP Index 500 - Service Class 2	0.045%	0.25%	0.055%	-	0.35%	-	0.35%
VIP Mid Cap - Service Class 2	0.54%	0.25%	0.08%	-	0.87%	-	0.87%
VIP Real Estate Portfolio - Service Class 2	0.54%	0.25%	0.12%	-	0.91%	-	0.91%
Franklin Templeton VIPT
Franklin Allocation VIP Fund - Class 4	0.55%	0.35%	0.04%	0.23%	1.17%	0.25%[18]	0.92%
Franklin Mutual Global Discovery VIP Fund - Class 4	0.88%	0.35%	0.06%	-	1.29%	-	1.29%
Franklin Rising Dividends VIP Fund - Class 4	0.62%	0.35%	0.01%	0.01%	0.99%	-	0.99%
Franklin Small-Mid Cap Growth VIP Fund - Class 4	0.80%	0.35%	0.04%	0.01%	1.20%	0.01%[19]	1.19%
Templeton Developing Markets VIP Fund - Class 4	1.05%	0.35%	0.10%	0.01	1.51%	-	1.51%
Templeton Global Bond VIP Fund - Class 4	0.46%	0.35%	0.07%	0.09%	0.97%	0.11%[20]	0.86%
Goldman Sachs
VIT Equity Index Fund - Service Class	0.30%	0.25%	0.22%	-	0.77%	0.29[21]	0.48%
VIT Global Trends Allocation - Service Class	0.79%	0.25%	0.09%	0.11%	1.24%	0.30%[22]	0.94%
VIT Growth Opportunities Fund - Service Class	0.87%	0.25%	0.36%	-	1.48%	0.47%[23]	1.01%
VIT High Quality Floating Rate Fund - Service Class	0.31%	0.25%	0.32%	0.01%	0.89%	0.28%[24]	0.61%
VIT Mid Cap Value Fund - Service Class	0.77%	0.25%	0.11%	-	1.13%	0.04%[25]	1.09%
VIT Small Cap Equity Insights Fund. - Service Class	0.70%	0.25%	0.31%	-	1.26%	0.20%[26]	1.06%
Invesco
V.I Diversified Dividend Fund - Series II	0.48%	0.25%	0.17%	0.01%	0.91%	-	0.91%
V.I Equity and Income Fund - Series II	0.38%	0.25%	0.17%	0.01%	0.81%	0.01%[27]	0.80%
V.I. Government Securities Fund - Series II	0.48%	0.25%	0.20%	-	0.93%	-	0.93%
V.I Global Real Estate Fund - Series II	0.75%	0.25%	0.29%	-	1.29%	-	1.29%
V.I High Yield Fund - Series II	0.63%	0.25%	0.25%	0.01%	1.14%	0.01%[28]	1.13%
V.I International Growth Fund - Series II	0.71%	0.25%	0.18%	0.01%	1.15%	-	1.15%
V.I Mid Cap Growth Fund - Series II	0.75%	0.25%	0.22%	-	1.22%	-	1.22%
Touchstone Variable Series Trust
TVST Balanced Fund	0.55%	-	0.93%	0.01%	1.49%	0.63%[29]	0.86%
TVST Bond Fund	0.40%	-	0.54%	0.02%	0.96%	0.27%[30]	0.69%
TVST Common Stock Fund	0.50%	-	0.32%	-	0.82%	0.09%[31]	0.73%
TVST Small Company Fund	0.50%	-	0.35%	0.01%	0.86%	0.09%[32]	0.77%
T. Rowe Price
Blue Chip Growth- Class II	0.85%	0.25%	-	-	1.10%	0.10%[33]	1.00%
Equity Income- Class II	0.85%	0.25%	-	-	1.10%	0.11%[34]	0.99%
Health Sciences- Class II	0.95%	0.25%	-	-	1.20%	0.01%[35]	1.19%
Van Eck
VIP Emerging Markets –Class S	1.00%	0.25%	6.25%	-	7.50%	5.95%	1.55%
VIP Global Hard Assets – Class S	1.00%	0.25%	0.15%	-	1.40%	-	1.40%

1 Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

2 The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

3 The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of any mutual funds advised by the Adviser in which the Portfolio invests, as included in “Acquired Fund Fees and Expenses” and paid by the Portfolio. This fee waiver and/or expense reimbursement will remain in effect until at least May 1, 2021 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

4 If interest expense were excluded, Total Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be 1.01%.

5 In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until May 1, 2021 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

6 The advisor has agreed to waive 0.13 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

7 The advisor has agreed to waive 0.20 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

8 The advisor has agreed to waive 0.15 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

9 The advisor has agreed to waive 0.20 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

10 The advisor has agreed to waive 0.22 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

11 As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.80% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.01% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

12 As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.00% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

13 As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.30% of average daily net assets through April 30, 2021.

14 As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

15 The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including ETFs advised by BlackRock or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates (the “mutual funds”).

16 As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.44% of average daily net assets through April 30, 2021.

17 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund prospectus because of acquired fund fees and expenses.

18 The investment manager has contractually agreed to waive or assume certain expenses of the fund so that common expenses (excluding Rule 12b-1 fees and certain non-routine expenses, but including acquired fund fees and expenses) do not exceed 0.57% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

19 The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

20 The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

21 The Investment Adviser has agreed to (i) waive a portion of the management fee equal to 0.09% of the annual contractual rate applicable to the Fund’s average daily net assets between $0 and $400 million, and equal to 0.10% of the annual contractual rate applicable to the Fund’s average daily net assets exceeding $400 million, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least April 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

22 The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.67% of the Fund’s average daily net assets; (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds; and (iii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

23 The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.83% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. In addition, Goldman Sachs & Co. LLC (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.16% of the Fund’s average daily net assets attributable to Service Shares through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

24 The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.054% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

25 The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.054% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

26 The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of the Fund’s average daily net assets through at least April 29, 2021, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

27 Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

28 Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

29 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.85% of average daily net assets. This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

30 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.67% average daily net assets for Class I. This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

31 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.73% of average daily net assets for Class I This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

32 Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.76% of average daily net assets. This contractual expense limitation is effective through April 30, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

33 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.75% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

34 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.74% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

35 T. Rowe Price Associates, Inc., has contractually agreed (at least through April 30, 2021) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.94% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

For information concerning compensation paid in connection with the sale of the Contracts, see “Distribution of the Contracts.”

10

Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and that the maximum fees and expenses of any of the Funds apply as of December 31, 2019. The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
994.59	1,401.39	1,832.48	3,222.93

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year [1]	3 Years	5 Years	10 Years
294.59	901.39	1,532.48	3,222.93

[1] The Contract may not be annuitized in the first two years from the Date of Issue.

11

ACCUMULATION UNIT VALUE
(in dollars)

The following table sets forth for each of the last ten years or since inception if less for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation Unit Value at 1/4/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16	Accumulation Unit Value at 1/3/17	Accumulation Unit Value at 12/31/17	Number of Accumulation Units Outstanding at 12/31/17
AB VPS Balanced Wealth Strategy Portfolio	10.74	10.14	57.46	10.20	11.57	2623.08
AB VPS Dynamic Asset Allocation Portfolio	10.63	10.09	0.00	10.13	11.38	0.00
AB VPS International Value Portfolio	11.17	9.96	0.00	10.03	12.28	127.74
AB VPS Small/Mid Cap Value Portfolio	11.69	11.68	1200.38	11.76	13.00	6860.82
American Century VP Capital Appreciation	11.27	10.30	889.90	10.34	12.36	843.28
American Century VP Growth	11.79	10.41	0.00	10.52	13.37	19901.06
American Century VP Large Company Value	11.38	11.02	0.00	11.11	12.05	1162.97
American Century VP Ultra	11.81	10.42	0.00	10.55	13.57	19368.81
American Century VP Value	11.28	11.23	581.65	11.32	12.02	5392.74
American Funds AFIS Asset Allocation Fund	11.15	10.54	1208.63	10.58	12.05	6337.03
American Funds AFIS Global Bond Fund	9.75	9.49	3782.39	9.44	9.98	9744.19
American Funds AFIS Global Growth & Income Fund	11.55	10.50	494.72	10.54	13.03	5430.22
American Funds AFIS Global Small Capitalization Fund	11.24	10.30	0.00	10.34	12.76	1142.15
American Funds AFIS Growth-Income Fund	11.53	10.76	1165.33	10.85	12.95	6505.37
American Funds AFIS High-Income Bond Fund	11.20	10.88	813.71	10.91	11.44	1612.46
American Funds AFIS New World Fund	11.57	10.30	555.76	10.36	13.11	2420.96

12

Blackrock Equity Dividend V.I. Fund	11.53	11.13	645.85	11.21	12.79	22562.26
Blackrock Global Allocation V.I. Fund	10.77	10.20	0.00	10.24	11.44	2051.48
Blackrock Government Money Market V.I. Fund	9.88	9.92	22085.42	9.91	9.84	30691.64
Blackrock 60/40 Target Allocation V.I. Fund	10.67	10.19	0.00	10.23	11.53	0.00
Blackrock iShares Dynamic Fixed Income V.I. Fund	9.96	9.88	0.00	9.89	10.10	57.50
Blackrock iShares Equity Appreciation V.I. Fund	11.32	10.58	0.00	10.66	12.69	571.06
Blackrock Advantage U.S. Total Market V.I. Fund	11.39	11.49	0.00	11.61	12.90	350.66
Fidelity VIP Contrafund	11.52	10.61	4402.34	10.71	12.72	13518.03
Fidelity VIP Disciplined Small Cap	12.09	12.11	10531.61	12.18	12.75	32791.80
Fidelity VIP Dynamic Capital Appreciation	11.13	10.29	16057.70	10.38	12.53	36291.06
Fidelity VIP Freedom Income	10.41	10.09	0.00	10.12	10.79	282.83
Fidelity VIP Growth Opportunities	11.79	10.28	408.20	10.36	13.60	2149.99
Fidelity VIP Index 500	11.53	10.80	7458.67	10.88	12.93	32386.72
Fidelity VIP Mid Cap	11.52	10.90	1072.36	11.00	12.96	29729.19
Fidelity VIP Real Estate Portfolio	9.93	10.03	4170.17	10.06	10.26	6886.99
Franklin Founding Funds Allocation VIP Fund	11.42	10.90	0.00	10.98	12.02	0.00
Franklin Mutual Global Discovery VIP Fund	11.55	10.91	1276.80	11.15	11.84	3201.28
Franklin Rising Dividends VIP Fund	11.38	11.07	490.68	10.80	12.75	5028.86
Franklin Small-Mid Cap Growth VIP Fund*	11.26	10.73	3050.68	10.48	12.45	4018.81
Templeton Developing Markets VIP Fund	12.78	10.41	0.00	11.06	15.20	2922.65
Templeton Global Bond VIP Fund	10.68	10.98	0.00	10.38	10.40	3298.64
Goldman Sachs VIT Equity Index Fund	11.51	10.37	0.00	10.87	12.90	20287.19

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Goldman Sachs VIT Global Trends Allocation	10.86	10.79	0.00	10.42	11.57	0.00
Goldman Sachs VIT Growth Opportunities Fund	11.12	10.38	0.00	10.02	12.45	1506.25
Goldman Sachs VIT High Quality Floating Rate Fund	10.02	9.94	93.07	10.02	10.01	1255.04
Goldman Sachs VIT Mid Cap Value Fund	11.27	10.01	0.00	11.12	12.05	0.00
Goldman Sachs VIT Small Cap Equity Insights Fund.	12.00	11.03	0.00	12.02	13.10	392.06
Invesco V.I Diversified Dividend Fund	10.78	11.95	0.00	10.61	11.29	2798.58
Invesco V.I Equity and Income Fund	11.41	10.57	711.40	11.25	12.20	9950.62
Invesco V.I Global Real Estate Fund	9.95	11.17	2484.83	9.63	10.69	211.09
Invesco V.I High Yield Fund	10.72	9.62	0.00	10.50	10.95	154.37
Invesco V.I International Growth Fund	10.66	10.46	0.00	9.68	11.66	956.03
Invesco V.I Mid Cap Growth Fund	11.30	9.63	0.00	10.32	12.33	0.00
Invesco V.I. Government Securities Fund	9.83	10.23	0.00	9.81	9.84	1133.48
T. Rowe Price Blue Chip Growth	12.05	11.51	10755.28	10.57	14.03	30694.14
T. Rowe Price Equity Income	11.47	10.47	3374.17	11.23	12.72	8061.23
T. Rowe Price Health Sciences	11.20	11.15	44.90	9.95	12.37	13328.46
T. Rowe Price Mid Cap Growth-II	11.51	9.86	4436.54	10.50	12.81	2020.60
Touchstone Balanced	*	*	*	*	11.69	161270.64
Touchstone Bond					10.05	27892.90
Touchstone Common Stock	*	*	*	*	12.85	67088.14
Touchstone Small Company	*	*	*	*	13.53	16031.83
VanEck VIP Emerging Markets Fund	11.78	10.43	885.98	9.94	14.69	1551.98
VanEck VIP Global Hard Assets Fund	9.67	9.92	0.00	11.39	10.78	16514.39

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Subaccount	Accumulation Unit Value at 1/2/19	Accumulation Unit Value at 12/31/19	Number of Accumulation Units Outstanding at 12/31/19
AB VPS Balanced Wealth Strategy Portfolio	10.66	12.44	4,881.36
AB VPS Dynamic Asset Allocation Portfolio	10.39	11.81	-
AB VPS International Value Portfolio	9.30	10.74	127.51
AB VPS Small/Mid Cap Value Portfolio	10.88	12.84	3,378.84
American Century VP Capital Appreciation	11.48	15.39	3,204.42
American Century VP Growth	13.01	17.32	19,889.22
American Century VP Large Company Value	10.94	13.70	1,800.22
American Century VP Ultra	13.50	17.85	20,845.40
American Century VP Value	10.83	13.46	4,245.01
American Funds AFIS Asset Allocation Fund	11.31	13.48	13,659.41
American Funds AFIS Global Bond Fund	9.69	10.27	10,733.28
American Funds AFIS Global Growth & Income Fund	11.55	14.93	6,125.17
American Funds AFIS Global Small Capitalization Fund	11.19	14.52	1,213.24
American Funds AFIS Growth-Income Fund	12.51
American Funds AFIS High-Income Bond Fund	11.01	12.17	3,752.38
American Funds AFIS New World Fund	11.09	14.08	1,988.24
Blackrock Global Allocation V.I. Fund	10.44	12.10	2,076.75
Blackrock Government Money Market V.I. Fund	9.86	9.92	31,950.53
Blackrock 60/40 Target Allocation V.I. Fund	10.44	14.67	22,623.13

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Blackrock iShares Equity Appreciation V.I. Fund	11.70	14.67	22,623.13
Blackrock Advantage U.S. Total Market V.I. Fund	11.88	15.07	908.60
Fidelity VIP Contrafund	11.71	15.16	24,533.22
Fidelity VIP Disciplined Small Cap	10.98	13.27	33,289.46
Fidelity VIP Dynamic Capital Appreciation	11.72	15.00	33,335.15
Fidelity VIP Freedom Income	10.40	11.44	7,566.73
Fidelity VIP Growth Opportunities	15.07	20.85	7,416.38
Fidelity VIP Index 500	12.16	15.69	65,486.16
Fidelity VIP Mid Cap	10.92	13.23	32,526.62
Fidelity VIP Real Estate Portfolio	9.24	11.48	13,874.58
Franklin Founding Funds Allocation VIP Fund	10.73	12.64	334.87
Franklin Mutual Global Discovery VIP Fund	10.37	12.69	3,414.07
Franklin Rising Dividends VIP Fund	11.89	15.18	13,697.66
Franklin Small-Mid Cap Growth VIP Fund*	11.53	15.02	5,333.03
Templeton Developing Markets VIP Fund	12.53	15.74	4,231.25
Templeton Global Bond VIP Fund	10.51	10.50	3,843.10
Goldman Sachs VIT Equity Index Fund	12.12	15.62	22,320.22
Goldman Sachs VIT Global Trends Allocation	10.93	12.05	-
Goldman Sachs VIT Growth Opportunities Fund	11.65	15.52	1,830.38
Goldman Sachs VIT High Quality Floating Rate Fund	10.02	10.08	4,092.83

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Goldman Sachs VIT Mid Cap Value Fund	10.56	13.73	-
Goldman Sachs VIT Small Cap Equity Insights Fund.	11.84	14.47	2,567.44
Invesco V.I Diversified Dividend Fund	10.22	12.63	4,022.93
Invesco V.I Equity and Income Fund	10.92	12.86	6,183.57
Invesco V.I Global Real Estate Fund	9.71	11.94	198.47
Invesco V.I High Yield Fund	10.41	1,947.78	1,947.78
Invesco V.I International Growth Fund	9.72	15.52	1,830.38
Invesco V.I Mid Cap Growth Fund	11.39	15.12	2,496.93
Invesco V.I. Government Securities Fund	9.75	10.15	3,221.66
T. Rowe Price Blue Chip Growth	14.05	17.97	40,672.58
T. Rowe Price Equity Income	11.37	14.08	14,105.07
T. Rowe Price Health Sciences	12.16	15.61	15,095.24
T. Rowe Price Mid Cap Growth-II	12.28	15.94	3,365.51
Touchstone Balanced	19.36	13.12	165,999.89
Touchstone Bond	24.72	10.59	23,515.00
Touchstone Common Stock	63.50	14.78	66,017.46
Touchstone Small Company	32.70	14.69	16,069.21
VanEck VIP Emerging Markets Fund	11.01	14.18	2,685.08
VanEck VIP Global Hard Assets Fund	7.63	8.37	13,410.91
17

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

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The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the BlackRock Government Money Market V.I. Fund (the “BlackRock Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the BlackRock Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadvisor, if applicable). There is no assurance that any of the Funds will achieve their investment objective(s). Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios. Please consult your registered representative. You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds. You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadvisor
AllianceBernstein VPS Fund, Inc.
VPS Balanced Wealth Strategy Portfolio	Growth & Income	AllianceBernstein L.P.	None
VPS Dynamic Asset Allocation Portfolio	Growth & Income	AllianceBernstein L.P.	None
VPS International Value Portfolio	International Equity	AllianceBernstein L.P.	None
VPS Small/Mid Cap Value Portfolio	Small Mid Value Equity	AllianceBernstein L.P.	None
American Century VP
VP Capital Appreciation	Growth	American Century Investment Management, Inc.	None
VP Growth	Growth	American Century Investment Management, Inc.	None
VP Large Company Value	Growth & Income	American Century Investment Management, Inc.	None
VP Ultra	Growth	American Century Investment Management, Inc.	None
VP Value	Growth & Income	American Century Investment Management, Inc.	None
American Funds
AFIS Asset Allocation	Growth & Income	Capital Research and Management Company	None
AFIS World Bond	International Income	Capital Research and Management Company	None
AFIS Growth-Income	Growth & Income	Capital Research and Management Company	None
AFIS Global Growth & Income	International Growth & Income	Capital Research and Management Company	None
AFIS Global Small Capitalization	International Equity	Capital Research and Management Company	None
AFIS High-Income Bond	High Income	Capital Research and Management Company	None

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AFIS New World	International Equity	Capital Research and Management Company	None
Blackrock
Advantage US Total Market V.I. Fund	Growth & Income	BlackRock Advisors, LLC	None
Equity Dividend V.I. Fund	International Equity	BlackRock Advisors, LLC	None
Government Money Market V.I. Fund	Capital Preservation	BlackRock Advisors, LLC	None
Global Allocation V.I. Fund	International Growth & Income	BlackRock Advisors, LLC	None
60/40 Target Allocation V.I. Fund	Growth & Income	BlackRock Advisors, LLC	None
Fidelity® VIP
VIP Contrafund	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Disciplined Small Cap	Aggressive Growth	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Dynamic Capital Appreciation	Growth	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Freedom Income	Growth & Income	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Growth Opportunities	Growth	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Index 500	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
VIP Mid Cap	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Real Estate Portfolio	Growth & Income	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton
Franklin Founding Funds Allocation VIP Fund	Growth & Income	None	None
Franklin Mutual Global Discovery VIP Fund	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
Franklin Rising Dividends VIP Fund	Growth & Income	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Templeton Developing Markets VIP Fund	International Equity	Templeton Asset Management, Ltd.	None
Templeton Global Bond VIP Fund	International Equity	Franklin Advisors, Inc.	None
Goldman Sachs
VIT Equity Index Fund	Growth	Goldman Sachs Asset Management, L.P.	SSGA Funds Management Ltd.
VIT Global Trends Allocation	International Growth & Income	Goldman Sachs Asset Management, L.P.	None
VIT Growth Opportunities Fund	Aggressive Growth	Goldman Sachs Asset Management, L.P.	None
VIT High Quality Floating Rate Fund	Income	Goldman Sachs Asset Management, L.P.	None
VIT Mid Cap Value Fund	Growth	Goldman Sachs Asset Management, L.P.	None
VIT Small Cap Equity Insights Fund	Aggressive Growth	Goldman Sachs Asset Management, L.P.	None
Invesco V.I.
V.I Diversified Dividend Fund	Growth & Income	Invesco Advisers Inc.	None
V.I Equity and Income Fund	Growth & Income	Invesco Advisers Inc.	None
V.I. Government Securities Fund	Income	Invesco Advisers Inc.	None

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V.I Global Real Estate Fund	International Growth & Income	Invesco Advisers Inc.	None
V.I High Yield Fund	High Income	Invesco Advisers Inc.	None
V.I International Growth Fund	International Equity	Invesco Advisers Inc.	None
V.I Discovery Mid Cap Fund	Mid Cap Equity	Invesco Advisers Inc.	None
Touchstone Variable Strategic Trust
TVST Balanced Fund	Hybrid Equity and Debt	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Bond Fund	Investment- Grade Bond	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Common Stock Fund	Large Blend Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Small Company	Small Growth Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
T. Rowe Price
Blue Chip Growth Portfolio-II	Large Growth	T. Rowe Price Associates, Inc.	None
Equity Income Portfolio-II	Large Value	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio-II	Sector Equity	T. Rowe Price Associates, Inc.	None
VanEck VIP Trust
VIP Emerging Markets Fund	Foreign Equity	Van Eck Associates Corporation	None
VIP Global Hard Assets Fund	Global Sector Equity	Van Eck Associates Corporation	None

Other Information

Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which a Fund’s adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The amount of this compensation with respect to the Contracts during 2019 ranged from $5.28 to $2,587.77 per adviser/affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2019 for services rendered in 2018). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive the service and distribution fees (also called 12b-1 fees) that are deducted from certain Fund assets pursuant to that Fund’s 12b-1 plan. The 12b-1 plan is described in more detail in each Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadvisor’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadvisor is one of our affiliates or whether the Fund, its adviser, its subadvisor(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.” We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

21

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisors and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser or subadvisor to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or if the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

22

Tax Free “Section 1035” Exchanges. You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Premium Payments

The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

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We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request (electronic or otherwise). If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below. Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See “Payments,” below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account. You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

Where approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See “Transfer Charge,” below.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed,

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large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

●	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

●
an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

●	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a

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purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccount commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the BlackRock Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus
2) amounts allocated and credited to the Fixed Account, plus
3) amounts allocated and credited to a Guaranteed Account, minus
4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the

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Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, and premium taxes, if applicable.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your registered representative or the Home Office for requirements to settle the Contract. Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See “The Guaranteed Accounts,” below.

Election of Payment Options. You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

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●	The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
●	The number of Annuity Units remains fixed during the annuity payment period;
●	The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
●	The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. If your Contract is a Qualified Contract, not all of the Annuity Payment Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within ten years of the owner's death in order to satisfy required minimum distribution rules.

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Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). For a Non-Qualified Contract, the beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option. The Stretch Annuity Payment Option may not satisfy Qualified Contract required minimum distribution rules for all beneficiaries. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner's death in order to satisfy required minimum distribution rules. Also see Federal Income Tax Considerations - Other Tax Issues.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

Unless the Beneficiary is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution.

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If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner's death in order to satisfy required minimum distribution rules.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

●	due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

●	an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

●	any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will send you or your Beneficiary a "draftbook"; you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds. We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account. There is no guaranteed rate of interest credited to the proceeds placed in the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited. We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

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Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

●	processing applications for and issuing the Contracts;

●	processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

●	maintaining records;

●	administering annuity payouts;

●	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

●	reconciling and depositing cash receipts;

●	providing Contract confirmations;

●	providing toll-free inquiry services; and

●	furnishing telephone transaction privileges.

The risks we assume include:

●
the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

●	the risk that Death Benefits will exceed the actual Contract Value;

●	the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

●	the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

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The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% for the sale of a Contract; however, we make no deduction for this commission payment from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%
1	6%
2	5%
3	4%
4	3%
5	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below). In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

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●	upon the Annuitization of Contracts,

●	upon payment of a death benefit pursuant to the death of the Owner, or

●	from any values which have been held under a Contract for at least 60 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

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Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account. See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

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All loans will be made from the Collateral Fixed Account. When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

●
the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

●	4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%. Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the

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section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application” means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. In some states, where approved by the state, at least $3,500 in Contract Value must remain after any Withdrawal. If a withdrawal causes your Contract Value to fall below the $3500 minimum, we may redeem your remaining contact value. Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3500 minimum. Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata

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from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences. See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

●	when the New York Stock Exchange (“Exchange”) is closed;

●	when trading on the Exchange is restricted;

●
when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

●	during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the BlackRock Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the BlackRock Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Potential Delay of Disbursements
Rules adopted by the Financial Industry Regulatory Authority Inc. (“FINRA”) allow broker/dealers to place a hold on the disbursement of customer funds when they suspect senior financial exploitation.  Please contact your registered representative for more information.

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Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:
1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available). Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity. National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received. By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the

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telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

●	requiring some form of personal identification prior to acting on instructions received by telephone,

●	providing written confirmation of the transaction, and

●	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number. Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

You may provide transfer instructions by email to our Home Office.  Additionally, a National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Cyber Security Risk and Business Continuity Risk

Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

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Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Fund Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us (in good order).

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter. Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter. You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.  Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Fund Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork

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deemed by us to be in good order. A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less. If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed. You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These Systematic Withdrawals will not be subject to a CDSC. The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the

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right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.” The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

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Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

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Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate. This minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.
n = the number of whole months until the termination date of the Guaranteed Account
j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to

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calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TransferT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).
g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

● any MVA Withdrawal during the 30-day window;

● Death Benefit proceeds;

● your Contract on its Maturity Date; or

● any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1: [A1]
Original Deposit: $10,000
Original Deposit Date: May 2, 2016
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.25%.

On May 2, 2020, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 2, 2016 for seven year periods was 2.48%. The j rate available for three year periods on May 2, 2020 is 0.34%. The contract’s minimum guaranteed interest rate is 1.50%. There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 2, 2018 is $10,868.06. (10,000  1.04252).

The first part of the market value adjustment formula gives:

$10,868.06 (((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000  ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

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The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76. Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2
Original Deposit: $10,000
Original Deposit Date: August 1, 2016
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.00%.

On May 1, 2018, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, emai for seven year periods was 0.97%. The j rate available for six year periods on May 1, 2018 is 0.92%. The contract’s minimum guaranteed interest rate is 1.50%. There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2018 is $10,223.55. (10,000  1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55  (((1+0.0097)/ (1+0.0092+0.0025))75/12 – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000  ((1 + 0.0300)273/365 – (1 + 0.0150)273/365) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract. Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven-year or ten-year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

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OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant. If there are Joint Owners, then each is considered a covered person. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

●	made on or after the taxpayer reaches age 59½;

●	made on or after the death of an Owner;

●	attributable to the taxpayer’s becoming disabled; or

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●	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code , permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision in the Contract comports with IRA qualification requirements. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the

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Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

If your Contract was issued pursuant to a 403(b) plan, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income

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tax withholding as wages. The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules. Please note important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax adviser if you are affected by these new rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income.  The [3.8%] tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Definition of Spouse under Federal Law

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The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not; under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all Contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares

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should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI sells the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives (“selling broker-dealers”). ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain information about ESI and its registered representatives (and selling broker-dealers and their representatives) from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from a selling broker-dealer. The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may be higher. These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%. We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. A portion of the payments made to ESI or selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time, in accordance with applicable law, we may offer specific sales incentives to selling broker-dealers. These incentives are not offered to all broker-dealers, and the terms of such incentives may vary among selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash compensation paid by ESI to its registered representatives, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash reimbursements for payments in lieu of certain business expenses reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs. Sales of the Contracts may help registered representatives qualify for certain of these non-cash and cash compensation items, which are subject to all applicable laws, including FINRA rules and the SEC’s Regulation Best Interest.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Most of the Funds make payments to ESI under their respective 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these Funds. In each case, these payments may total up to 0.35% of Variable Account assets invested in the particular Fund. Many of the Funds pay 0.25% of Variable Account assets under their respective 12b-1 plans, and some Funds do not have a 12b-1 Plan. Please see each Fund’s prospectus for information on 12b-1 payments.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

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FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts. In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

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GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life and annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life and annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

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Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time.

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

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STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus. The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

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